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                                                                  Exhibit 10.165

                                    MORTGAGE


                            Dated as of June 15, 2004


                     INLAND WESTERN LANSING EASTWOOD, L.L.C,
                                   (Mortgagor)

                                       TO

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                                   (Mortgagee)

                                Loan No. 6518370

                              LOCATION OF PROPERTY:
                              3003 Preyde Boulevard
                                Lansing, Michigan
                 Property Identification No. 33-21-01-02-100-025

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                                                                Loan No. 6518370

                                TABLE OF CONTENTS

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
                                                                                               Page
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1.  Payment of Indebtedness and Incorporation of Covenants, Conditions and Agreements.............5
2.  Warranty of Title.............................................................................6
3.  Insurance; Casualty...........................................................................6
4.  Payment of Taxes, Etc. ......................................................................11
5.  Reserve Fund.................................................................................12
6.  Condemnation.................................................................................14
7.  Leases and Rents.............................................................................15
8.  Maintenance and Use of Mortgaged Property....................................................17
9.  Transfer or Encumbrance of the Mortgaged Property or Interests in the Mortgagor; Other
Indebtedness.....................................................................................18
10. Estoppel Certificates........................................................................24
11. No Cooperative or Condominium................................................................25
12. Changes in the Laws Regarding Taxation.......................................................25
13. No Credits on Account of the Indebtedness....................................................25
14. Documentary Stamps...........................................................................25
15. Right of Entry...............................................................................25
16. Books and Records............................................................................26
17. Performance of Other Agreements..............................................................26
18. Representations and Covenants Concerning Loan................................................26
19. Single Purpose Entity/Separateness...........................................................29
20. Events of Default; Remedies..................................................................32
21. Additional Remedies..........................................................................34
22. Right to Cure Defaults.......................................................................36
23. Late Payment Charge..........................................................................36
24. Prepayment...................................................................................37
25. Prepayment After Event of Default .......................................................... 37
26. Appointment of Receiver......................................................................37
27. Security Agreement...........................................................................37
28. Authority....................................................................................38
29. Actions and Proceedings......................................................................39
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                                                                Loan No. 6518370

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30. Further Acts, Etc. ..........................................................................39
31. Recording of Mortgage, Etc. .................................................................39
32. Usury Laws...................................................................................39
33. Sole Discretion of Mortgagee.................................................................40
34. Recovery of Sums Required To Be Paid.........................................................40
35. Marshalling and Other Matters................................................................40
36. Waiver of Notice.............................................................................40
37. Remedies of Mortgagor........................................................................40
38. Reporting Requirements.......................................................................41
39. Hazardous Materials..........................................................................41
40. Asbestos.....................................................................................43
41. Bankruptcy or Insolvency.....................................................................44
42. Compliance with ERISA and State Statutes on Governmental Plans...............................44
43. Assignments..................................................................................46
44. Cooperation..................................................................................46
45. Indemnification for Non-Recourse Carveout Obligations........................................46
46. Exculpation..................................................................................47
47. Notices......................................................................................48
48. Non-Waiver...................................................................................49
49. Joint and Several Liability..................................................................50
50. Severability.................................................................................50
51. Duplicate Originals..........................................................................50
52. Indemnity and Mortgagee's Costs..............................................................50
53. Certain Definitions..........................................................................50
54. No Oral Change...............................................................................51
55. No Foreign Person............................................................................51
56. Separate Tax Lot.............................................................................51
57. Right to Release Any Portion of the Mortgaged Property.......................................51
58. Subrogation..................................................................................51
59. Administrative Fees..........................................................................51
60. Disclosure...................................................................................51
61. Headings, Etc................................................................................52
62. Address of Real Property.....................................................................52
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                                                                Loan No. 6518370

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63. Intentionally Deleted........................................................................52
64. Publicity....................................................................................52
65. Relationship.................................................................................52
66. Homestead....................................................................................52
67. No Third Party Beneficiaries.................................................................52
68. Compliance with Regulation U.................................................................52
69. Entire Agreement.............................................................................52
70. Servicer.....................................................................................53
71. Governing Law; Consent to Jurisdiction.......................................................53
72. State Provisions.............................................................................53
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                             INDEX OF DEFINED TERMS

Additional Land...................................................................................2
Architect.........................................................................................8
Assignee.........................................................................................16
Assignment of Leases and Rents...................................................................16
Assignor.........................................................................................16
Bankruptcy Code...................................................................................4
Code.............................................................................................38
Collateral.......................................................................................37
Depository.......................................................................................11
Equipment.........................................................................................3
ERISA............................................................................................45
GAAP.............................................................................................30
Guarantors.......................................................................................29
Guaranty.........................................................................................50
Improvements......................................................................................3
Indebtedness......................................................................................2
Independent Director.............................................................................31
Land..............................................................................................2
Late Charge......................................................................................36
Leases............................................................................................4
Loan..............................................................................................2
Loan Documents...................................................................................50
Management Agreement.............................................................................27
Manager..........................................................................................27
Mortgage..........................................................................................2
Mortgaged Property............................................................................2, 50
Mortgagee.....................................................................................2, 50
Mortgagor.....................................................................................2, 50
Non-Consolidation Opinion........................................................................32
Non-Recourse Carveout Obligations................................................................47
Note..........................................................................................2, 50
Other Charges....................................................................................11
Permitted Encumbrances............................................................................6
Person...........................................................................................50
Policies..........................................................................................7
Rating Agencies..................................................................................21
Real Property.....................................................................................3
Rents.........................................................................................4, 16
Repair and Remediation Reserve Fund..............................................................14
Replacement Reserve Agreement....................................................................13
Replacement Reserve Fund.........................................................................13
Reserve Fund.....................................................................................14
Restoration.......................................................................................8
Secondary Market Transactions....................................................................46
Servicer.........................................................................................52

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                                                                Loan No. 6518370

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Small Lease......................................................................................16
SPC Party........................................................................................31
Tax and Insurance Fund...........................................................................12
Taxes............................................................................................11
Tenant Improvement and Leasing Commission Reserve................................................14
Tenant Improvement and Leasing Commission Reserve Fund...........................................14
Termination Amount...............................................................................16
Transferee.......................................................................................20
Uniform Commercial Code...........................................................................3

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                                                                Loan No. 6518370

          THIS MORTGAGE (this "MORTGAGE"), made as of the 15th day of June, 2004, by INLAND WESTERN LANSING EASTWOOD, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("MORTGAGOR"), to and for the benefit of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation having its principal place of business at John Hancock Tower, T-56,200 Clarendon Street, Boston, Massachusetts 02116 ("MORTGAGEE").

                              W I T N E S S E T H:

          For the consideration of Ten Dollars and other good and valuable consideration received to its full satisfaction and to secure the payment of an indebtedness in the principal sum of Forty-six Million Seven Hundred Fifty Thousand and No/100 Dollars ($46,750,000.00), lawful money of the United States of America, to be paid with interest and all other sums and fees payable according to a certain mortgage note dated the date hereof made by Mortgagor to Mortgagee (the mortgage note, together with all extensions, renewals or modifications thereof, being hereinafter collectively called the "NOTE": and the loan evidenced by the Note being hereinafter referred to as the "LOAN") and all indebtedness, obligations, liabilities and expenses due hereunder and under any other Loan Document (as hereinafter defined) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Note and/or hereunder and/or any other Loan Document being collectively called the "INDEBTEDNESS"). Mortgagor has mortgaged, warranted, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, warrant, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee and hereby grants unto Mortgagee a security interest in the following property and rights, whether now owned or held or hereafter acquired (collectively, the "MORTGAGED PROPERTY"):

                               GRANTING CLAUSE ONE

          All right, title and interest in and to the real property or properties described on EXHIBIT A hereto (collectively, the "LAND").

                               GRANTING CLAUSE TWO

          All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien thereof (collectively, the "ADDITIONAL LAND").

                              GRANTING CLAUSE THREE

          Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or

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                                                                Loan No. 6518370

any part thereof (collectively, the "IMPROVEMENTS"; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the "REAL PROPERTY").

                              GRANTING CLAUSE FOUR

          All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Mortgagor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

                              GRANTING CLAUSE FIVE

          All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures (hereinafter collectively called the "EQUIPMENT") and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the "UNIFORM COMMERCIAL CODE")) superior, inferior or PARI PASSU in lien to the lien of this Mortgage. In connection with Equipment which is leased to Mortgagor or which is subject to a lien or security interest which is superior to the lien of this Mortgage, this Mortgage shall also cover all right, title and interest of each Mortgagor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment.

                               GRANTING CLAUSE SIX

          All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

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                                                                Loan No. 6518370

                              GRANTING CLAUSE SEVEN

          All leases and subleases (including, without limitation, all guarantees thereof) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the "LEASES") and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the "RENTS") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

                              GRANTING CLAUSE EIGHT

          All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

                              GRANTING CLAUSE NINE

          All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

                               GRANTING CLAUSE TEN

          The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Mortgagee in the Real Property or any part thereof.

                             GRANTING CLAUSE ELEVEN

          All accounts receivable, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Real Property or any part thereof.

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                                                                Loan No. 6518370

                             GRANTING CLAUSE TWELVE

          All rights which Mortgagor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and disbursements) relating to the Real Property or any part thereof.

                            GRANTING CLAUSE THIRTEEN

          All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names (excluding any trade names to the extent they include therein the name "Inland"), trademarks (excluding any trademarks to the extent they include therein the name "Inland"), symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

                            GRANTING CLAUSE FOURTEEN

          All proceeds, products, offspring, rents and profits from any of the foregoing, including without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

          WITH RESPECT to any portion of the Mortgaged Property which is not real estate under the laws of the State in which the Mortgaged Property is located, Mortgagor hereby grants, bargains, sells and conveys the same to Mortgagee for the purposes set forth hereunder and Mortgagee shall be vested with all rights, power and authority granted hereunder or by law to Mortgagee with respect thereto.

          TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee and the successors and assigns of Mortgagee forever.

          PROVIDED, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

          AND Mortgagor represents to, covenants with and warrants to Mortgagee that:

PART I - GENERAL PROVISIONS

          1. PAYMENT OF INDEBTEDNESS AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor shall pay the Indebtedness at the time and in the manner provided in the Note, this Mortgage and the other Loan Documents. All the covenants, conditions and

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                                                                Loan No. 6518370

agreements contained in the Note and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

          2. WARRANTY OF TITLE. Mortgagor has good and marketable title to the Mortgaged Property; Mortgagor has the right to mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Mortgaged Property; Mortgagor possesses an indefeasible fee estate in the Real Property; and Mortgagor owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those exceptions shown in the title insurance policy insuring the lien of this Mortgage (this Mortgage and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the "PERMITTED ENCUMBRANCES"). Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

          3.   INSURANCE; CASUALTY.

               (a) Mortgagor, at its sole cost and expense, shall keep the Mortgaged Property insured during the term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by any peril covered by a standard "special perils" or "all-risk-of-physical-loss" insurance policy including, without limitation, riot and civil commotion, acts of terrorism, vandalism, malicious mischief, burglary, theft and mysterious disappearance in an amount (i) equal to at least one hundred percent (100%) of the then "full replacement cost" of the Improvements and Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a coinsurer under such policies. The policies of insurance carried in accordance with this PARAGRAPH 3 shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation, and shall have a deductible no greater than $10,000 unless so agreed by Mortgagee.

               (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the term of this Mortgage the following policies of insurance:

               (i) Flood insurance if any part of the Real Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

               (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

               (iii) Rental loss insurance in an amount equal to at least one hundred percent (100%) of the aggregate annual amount of all rents and additional rents payable

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                                                                Loan No. 6518370

     by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such rental loss insurance shall be adjusted no less frequently than annually during the term of this Mortgage to reflect all increased rent and increased additional rent payable by all of the tenants under renewal Leases entered into in accordance with the terms of this Mortgage and all rent and additional rent payable by all of the tenants under new Leases entered into in accordance with the terms of this Mortgage.

               (iv) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

               (v) Such other insurance (including, without limitation, earthquake insurance) as may from time to time be reasonably required by Mortgagee in order to protect its interests or, in the event of a Secondary Market Transaction, as required by the Rating Agencies (as such terms are hereinafter defined).

               (c) All policies of insurance (the "POLICIES") required pursuant to this PARAGRAPH 3 (i) shall be issued by an insurer satisfactory to Mortgagee (and, in the event of a Secondary Market Transaction, to the Rating Agencies), (ii) shall contain the standard New York mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under such Policies and that Mortgagee shall receive at least thirty (30) days prior written notice of any modification or cancellation and (vi) shall be reasonably satisfactory in form and substance to Mortgagee (and, in the event of a Secondary Market Transaction, to the Rating Agencies) and shall be approved by Mortgagee (and, in the event of a Secondary Market Transaction, by the Rating Agencies) as to amounts, form, risk coverage, deductibles, loss payees and insureds. All amounts recoverable thereunder are hereby assigned to the Mortgagee. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each of the Policies.

               (d) If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice thereof to Mortgagee and prior to the making of any repairs thereto. Following the occurrence of fire or other casualty, Mortgagor, regardless of whether insurance proceeds are payable under the Policies or, if paid, are made available to Mortgagor by Mortgagee, shall promptly proceed with the repair, alteration, restoration, replacement or rebuilding of the Improvements as near as possible to their value, utility, condition and character prior to such damage or destruction. Such repairs, alterations, restoration, replacement and rebuilding are herein collectively referred to as the "RESTORATION". The Restoration shall be performed in accordance with the following provisions:

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                                                                Loan No. 6518370

               (i) Mortgagor shall procure, pay for and furnish to Mortgagee true copies of all required governmental permits, certificates and approvals with respect to the Restoration.

               (ii) Mortgagor shall furnish Mortgagee, within thirty (30) days of the casualty, evidence reasonably satisfactory to Mortgagee of the cost to complete the Restoration.

               (iii) If the Restoration involves structural work or the estimated cost to complete the Restoration exceeds five percent (5%) of the original principal amount of the Loan, the Restoration shall be conducted under the supervision of an architect (the "ARCHITECT") selected by Mortgagor and approved by Mortgagee (which approval shall not be unreasonably withheld), and no such Restoration shall be made except in accordance with detailed plans and specifications, detailed cost estimates and detailed work schedules approved by Mortgagee (which approval shall not be unreasonably withheld).

               (iv) If the estimated cost of the Restoration shall exceed twenty-five percent (25%) of the fair market value of the Mortgaged Property, at the request of Mortgagee, Mortgagor, before commencing any work, shall cause to be furnished to Mortgagee a surety bond or bonds, in form and substance reasonably satisfactory to Mortgagee, naming Mortgagor and Mortgagee as co-obligees, in an amount that is not less than the estimated cost of the Restoration, issued by a surety company or companies reasonably satisfactory to Mortgagee.

               (v) The Restoration shall be prosecuted to completion with all due diligence and in an expeditious and first class workmanlike manner and in compliance with all laws and other governmental requirements, all permits, certificates and approvals, all requirements of fire underwriters and all insurance policies then in force with respect to the Real Property.

               (vi) At all times when any work is in progress, Mortgagor shall maintain all insurance then required by law or customary with respect to such work, and, prior to the commencement of any work, shall furnish to Mortgagee duplicate originals or certificates of the policies therefor.

               (vii) Upon completion of the Restoration, Mortgagor shall obtain (A) any occupancy permit which may be required for the Improvements and (B) all other governmental permits, certificates and approvals and all permits, certificates and approvals of fire underwriters which are required for or with respect to the Restoration, and shall furnish true copies thereof to Mortgagee.

               (viii) An Event of Default (as hereinafter defined) shall be deemed to have occurred under this Mortgage if Mortgagor, after having commenced demolition or construction of any Improvements, shall abandon such demolition or the construction work or shall fail to complete such demolition and construction within a reasonable time after the commencement thereof.

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                                                                Loan No. 6518370

               (e) If the estimated cost of the Restoration is $50,000.00 or less, and so long as no Event of Default then exists under any of the Loan Documents, Mortgagor shall be entitled to adjust and settle the insurance claim without the consent or participation of Mortgagee and Mortgagor shall be entitled to receive the payment for such loss. Mortgagor and Mortgagee shall jointly adjust and settle all insurance claims over $50,000.00, PROVIDED, HOWEVER, if an Event of Default shall have occurred and be continuing, Mortgagee shall have the right to adjust and settle such claims without the prior consent of Mortgagor. In the event of any insured loss, the payment for such loss shall be made directly to Mortgagee. Any insurance proceeds payable under any of the Policies in excess of $50,000.00 (and, if an Event of Default then exists hereunder, any insurance proceeds of $50,000.00 or less) may, at the option of Mortgagee, be used in one or more of the following ways: (w) applied to the Indebtedness, whether such Indebtedness then be matured or unmatured (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred and remains uncured, then such application shall be subject to the applicable premium computed in accordance with the Note), (x) used to fulfill any of the covenants contained herein as the Mortgagee may determine, (y) used to replace or restore the property to a condition satisfactory to the Mortgagee, or (z) released to the Mortgagor. Notwithstanding the foregoing, provided: (i) not more than forty percent (40%) of the gross area of the Improvements is directly affected by such damage, destruction or loss and the amount of the loss does not exceed twenty-five percent (25%) of the fair market value of the Mortgaged Property,
(ii) no Event of Default or event that with the passage of time or giving of notice or both would constitute a default has occurred hereunder, under the Note or under any of the other Loan Documents and remains uncured at the time of such application, (iii) the insurer does not deny liability to any named insured,
(iv) each major and/or anchor tenant (as determined by Mortgagee) whose Lease permits termination thereof as a result of such insured loss, agrees in writing to continue its Lease, (v) rental loss insurance is available and in force and effect to offset in full any abatement of rent to which any tenant may be entitled as a result of such damage, destruction or loss, (vi) the remaining Improvements continue at all times to comply with all applicable building, zoning and other land use laws and regulations, (vii) in Mortgagee's judgment, the Restoration is practicable and can be completed within one (1) year after the damage, destruction or loss and at least one (1) year prior to the Maturity Date (as such term is defined in the Note), and (viii) rebuilding of the Improvements to substantially identical size, condition and use as existed prior to the casualty is permitted by all applicable laws and ordinances, then all of such proceeds shall be used for Restoration. Notwithstanding the foregoing, such proceeds shall be used for Restoration to the extent required under the terms of any existing leases of any portion of the Mortgaged Property. Any application of insurance proceeds to the Indebtedness shall be to the unpaid installments of principal due under the Note in the inverse order of their maturity, such that the regular payments under the Note shall not be reduced or altered in any manner. In the event the above criteria are satisfied (including that no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default has occurred hereunder, under the Note or other Loan Documents) or Mortgagee otherwise elects to allow the use of such proceeds for the Restoration, such proceeds shall be disbursed in accordance with the following provisions:

               (i) Each request for an advance of insurance proceeds shall be made on seven (7) days' prior notice to Mortgagee and shall be accompanied by a certificate of

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                                                                Loan No. 6518370

     the Architect, if one be required under PARAGRAPH 3(d)(iii) above, otherwise by an executive officer or managing general partner or managing member of Mortgagor, stating (A) that all work completed to date has been performed in compliance with the approved plans and specifications and in accordance with all provisions of law, (B) the sum requested is properly required to reimburse Mortgagor for payments by Mortgagor to, or is properly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Restoration (giving a brief description of such services and materials), and that when added to all sums, if any, previously disbursed by Mortgagee, does not exceed the value of the work done to the date of such certificate and (C) that the amount of such proceeds remaining in the hands of Mortgagee will be sufficient on completion of the work to pay the same in full (giving, in such reasonable detail as Mortgagee may require, an estimate of the cost of such completion).

               (ii) Each request for an advance of insurance proceeds shall, to the extent permitted under applicable law, be accompanied by waivers of liens satisfactory to Mortgagee covering that part of the Restoration previously paid for, if any, and by a search prepared by a title company or by other evidence reasonably satisfactory to Mortgagee including without limitation a title endorsement satisfactory to Mortgagee if available in the state where the Real Property is located, that there has not been filed with respect to the Real Property any mechanic's lien or other lien or instrument and that there exist no encumbrances on or affecting the Real Property other than the Permitted Encumbrances or otherwise approved by Mortgagee. In addition to the foregoing, the request for the final advance shall be accompanied by (A) any final occupancy permit which may be required for the Improvements, (B) all other governmental permits, certificates and approvals and all other permits necessary for the occupancy and operation of the Real Property, (C) Tenant estoppels from tenants whose space was affected and (D) final lien waivers from all contractors, subcontractors and materialmen.

               (iii) No advance of insurance proceeds shall be made if there exists an Event of Default or event which with the passage of time or the giving of notice or both would constitute a default on the part of Mortgagor under this Mortgage, the Note or any other Loan Document.

               (iv) If the cost of the Restoration (as reasonably estimated by Mortgagee) at any time shall exceed the amount of the insurance proceeds available therefor, insurance proceeds shall not be advanced until Mortgagor, before commencing the Restoration or continuing the Restoration, as the case may be, shall deposit the full amount of the deficiency (or other assurances reasonably satisfactory to Mortgagee) with Mortgagee and the amount so deposited shall first be applied toward the cost of the Restoration before any portion of the insurance proceeds is disbursed for such purpose.

          Upon completion of the Restoration and payment in full therefor, or upon failure on the part of Mortgagor promptly to commence or diligently to continue the Restoration, or at any time upon request by Mortgagor, Mortgagee may apply the amount of any such proceeds then or thereafter in the hands of Mortgagee to the payment of the Indebtedness; PROVIDED,

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                                                                Loan No. 6518370

 HOWEVER, that nothing herein contained shall prevent Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any default that has not been cured within the applicable cure period under this Mortgage, the Note or any other Loan Document.

               (f) Insurance proceeds and any additional funds deposited by Mortgagor with Mortgagee shall constitute additional security for the Indebtedness. Mortgagor shall execute, deliver, file and/or record, at its expense, such documents and instruments as Mortgagee deems necessary or advisable to grant to Mortgagee a perfected, first priority security interest in the insurance proceeds and such additional funds. If Mortgagee elects to have the insurance proceeds applied to Restoration, (i) the insurance proceeds shall be, at Mortgagee's election, disbursed in installments by Mortgagee or by a disbursing agent ("DEPOSITORY") selected by Mortgagee and whose fees and expenses shall be paid by Mortgagor in the manner provided in PARAGRAPH 3(e) above and (ii) all costs and expenses incurred by Mortgagee in connection with the Restoration, including, without limitation, reasonable counsel fees and costs, shall be paid by Mortgagor.

          4.   PAYMENT OF TAXES, ETC.

               (a) Mortgagor shall pay or cause to be paid all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "TAXES") and all ground rents, maintenance charges, other governmental impositions, and other charges levied, assessed or imposed against the Mortgaged Property, including, without limitation, vault charges and license fees (collectively, "Other Charges") for the use of vaults, chutes and similar areas adjoining the Real Property, as same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid and are not then delinquent. Mortgagor shall not suffer or permit any lien or charge (including, without limitation, any mechanic's lien) against all or any part of the Mortgaged Property and Mortgagor shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property. Mortgagor shall promptly pay for all utility services provided to the Mortgaged Property. In addition, Mortgagee may, at its option, retain the services of a firm to monitor the payment of Taxes, the cost of which shall be borne by Mortgagor.

               (b) Notwithstanding the provisions of subsection (a) of this PARAGRAPH 4, Mortgagor shall have the right to contest in good faith the amount or validity of any such Taxes, liens or Other Charges (including, without limitation, tax liens and mechanics' liens) referred to in subsection (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Mortgagee, provided that (i) no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default hereunder, under the Note or other Loan Documents has occurred and is continuing, (ii) Mortgagor pays such Taxes, liens or Other Charges as same become due and payable, unless Mortgagor delivers evidence satisfactory to Mortgagee that, as a result of Mortgagor's contest, Mortgagor's obligation to pay such Taxes, liens or Other Charges has been deferred by the appropriate governmental authority, in which event, Mortgagor may defer such payment of such Taxes, liens or Other Charges until the date specified by such governmental

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                                                                Loan No. 6518370

authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor, (iv) Mortgagee shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Taxes, liens or Other Charges promptly paid if at any time all or any part of the Mortgaged Property shall be in imminent danger of being foreclosed, sold, forfeited or otherwise lost or if the title, lien and security interest created by this Mortgage or the priority thereof shall be in imminent danger of being impaired, (vi) Mortgagor shall have set aside adequate reserves (in Mortgagee's judgment) for the payment of such Taxes, liens or Other Charges, together with all interest and penalties thereon and (vii) Mortgagor shall have furnished such security as may be reasonably required in the proceeding or as may be requested by Mortgagee, to insure the payment of any such Taxes, liens or Other Charges, together with all interest and penalties thereon.

          5.   RESERVE FUND.

               (a) TAX AND INSURANCE FUND. Mortgagor shall pay to Mortgagee on the first day of each calendar month such amounts as Mortgagee from time to time estimates to be sufficient to create and maintain a reserve fund from which
(i) to pay the Taxes and Other Charges, at least thirty (30) days prior to the date they are due without the payment of any penalties or interest, and (ii) to pay, at least thirty (30) days prior to their due date for the renewal of the coverage afforded by the Policies upon the expiration thereof, the insurance premiums for the Policies estimated by Mortgagee to be payable on such due date, (said amounts in (i) and (ii) above hereafter called the "Tax and Insurance Fund").

                       (1) Notwithstanding the foregoing clause (i) of this subsection (a), provided (X) Inland Western Lansing Eastwood, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Mortgagee pursuant to Paragraph 9(f) below is and remains the owner of the Mortgaged Property, (Y) no Event of Default has occurred and is continuing under this Mortgage or any of the Loan Documents beyond any applicable notice or cure period, (Z) Mortgagor pays such Taxes and Other Charges prior to the date they are due and prior to the assessment of any penalties or interest and provides, upon request, evidence of such timely payment to Mortgagee, then Mortgagee will not require Mortgagor to make the deposits referred to in clause (i) of this subsection (a). In the event Mortgagor is hereafter required to make the deposits referred to in clause (i) of this subsection (a) on account of Mortgagor's failure to satisfy all of the requirements of the preceding sentence, Mortgagor agrees at Mortgagor's sole cost and expense, upon request thereafter of Mortgagee, to promptly execute and deliver to Mortgagee a written agreement for the making of such deposits in the future.

                       (2) Notwithstanding the foregoing clause (ii) of this subsection (a), provided (X) no Event of Default has occurred and is continuing under this Mortgage or any of the Loan Documents beyond any applicable notice or cure period, (Y) Inland Western Lansing Eastwood, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Mortgagee pursuant to Paragraph 9(f) below is and remains the owner of the Mortgaged Property, and (Z) Mortgagor complies in full with all obligations in the Loan Documents regarding insurance, including without limitation providing Mortgagee with timely

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                                                                Loan No. 6518370

evidence (i) that the required insurance is in place for the Mortgaged Property and is never delinquent or suspended, and (ii) that all insurance premiums are paid when due, then Mortgagee will not require Mortgagor to make the deposits referred to in clause (ii) of this subsection (a). In the event Mortgagor is hereafter required to make the deposits referred to in clause (ii) of this subsection (a) on account of Mortgagor's failure to satisfy all of the requirements of the preceding sentence, Mortgagor agrees at Mortgagor's sole cost and expense, upon request thereafter of Mortgagee, to promptly execute and deliver to Mortgagee a written agreement for the making of such deposits in the future.

               (b) REPLACEMENT RESERVE FUND. If required by Mortgagee, Mortgagor shall enter into a Replacement Reserve Agreement which shall require Mortgagor to pay to Mortgagee on the first day of each calendar month one twelfth (1/12) of the amount reasonably estimated by Mortgagee to be due for the replacements and capital repairs required to be made to the Mortgaged Property during each calendar year (the "REPLACEMENT RESERVE FUND"). Mortgagee shall make disbursements from the Replacement Reserve Fund for items specified in the Replacement Reserve Agreement as set forth in such Agreement. Mortgagee may require an inspection of the Mortgaged Property prior to making a disbursement in order to verify completion of replacements and repairs. Mortgagee reserves the right to make any disbursement from the Replacement Reserve Fund directly to the party furnishing materials and/or services.

               Notwithstanding the foregoing, provided: (W) no Event of Default has occurred and is continuing under this Mortgage or any of the Loan Documents beyond any applicable notice or cure period, (X) Inland Western Lansing Eastwood, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Mortgagee pursuant to Paragraph 9(f) below is and remains the owner of the Mortgaged Property, (Y) Mortgagor has complied in full with all obligations set forth in this Mortgage and in the other Loan Documents regarding maintaining the Mortgaged Property, including without limitation maintaining the Mortgaged Property in good order and repair, and (Z) inspections of the Mortgaged Property do not uncover the necessity of creating or reinstating the Replacement Reserve Fund, in Mortgagee's sole discretion, then Mortgagee will not require Mortgagor to make the deposits referred to in this subsection (b). In the event Mortgagor is hereafter required to make the deposits referred to in this subsection (b) on account of Mortgagor's failure to satisfy all of the requirements of the preceding sentence, Mortgagor agrees at Mortgagor's sole cost and expense, upon request thereafter of Mortgagee, to promptly execute and deliver to Mortgagee a written agreement for the making of such deposits in the future.

               (c) TENANT IMPROVEMENT AND LEASING COMMISSION RESERVE. If required by Mortgagee, Mortgagor shall enter into a Tenant Improvement and Leasing Commission Agreement which shall require Mortgagor to pay to Mortgagee on the first day of each calendar month deposits for tenant improvements and leasing commissions in amounts determined by Mortgagee in its sole discretion, for payment of costs and expenses incurred by Mortgagor in connection with the performance of work to refit and release space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan, and for payment of leasing commissions incurred by Mortgagor in connection with the releasing

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                                                                Loan No. 6518370

of space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan (the "TENANT IMPROVEMENT AND LEASING COMMISSION RESERVE FUND"), all according to the Tenant Improvement and Leasing Commission Agreement.

               Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing under this Mortgage or any of the Loan Documents beyond any applicable notice or cure period and no condition or event exists which with notice, the passage or time, or both, would constitute an Event of Default under this Mortgage or any of the Loan Documents, then Mortgagee will not require Mortagor to make the deposits referred to in this subsection (c). In the event Mortgagor is hereafter required to make the deposits referred to in this subsection (c) on account of Mortgagor's failure to satisfy all of the requirements of the preceding sentence, Mortgagor agrees at Mortgagor's sole cost and expense, upon request thereafter of Mortgagee, to promptly execute and deliver to Mortgagee a written agreement for the making of such deposits in the future.

               (d) REPAIR AND REMEDIATION RESERVE FUND. If required by Mortgagee, Mortgagor shall enter into a Reserve Agreement for Repairs and shall pay to Mortgagee the estimated cost to complete any required repairs (the "REPAIR AND REMEDIATION RESERVE FUND") as more fully set forth in said Agreement. Notwithstanding anything herein to the contrary, Mortgagee agrees that the Repair and Remediation Reserve Fund shall not be required if the aggregate cost to repair all items set forth in any applicable Property Condition Assessment, Environmental Assessment or other report is less than $500,000.00.

          The amounts in (a), (b), (c) and (d) above shall hereinafter be collectively called the "RESERVE FUND". Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter deposited as the Reserve Fund as additional security for the payment of the Indebtedness. Mortgagee may apply the Reserve Fund to payments of Taxes, Other Charges, insurance premiums and, as applicable, payments for replacements and capita! repairs, tenant improvements and leasing commissions and repairs and remediations required to be made by Mortgagor pursuant to the terms hereof or pursuant to the terms of any other Loan Documents (even though subsequent owners of the Mortgaged Property may benefit thereby); PROVIDED, HOWEVER, if there is an Event of Default which is continuing, then Mortgagee may credit such Reserve Fund against the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper. If the Reserve Fund is not sufficient to fully pay for the Taxes, Other Charges and/or the insurance premiums or, as applicable, amounts for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediation when due, Mortgagor shall promptly pay to Mortgagee, upon demand, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. The Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Mortgagee. No earnings or interest on the Reserve Fund shall be payable to Mortgagor.

          6. CONDEMNATION. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Mortgagor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements

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                                                                Loan No. 6518370

to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Indebtedness. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may, at Mortgagee's election, use the award in any one or more of the following ways:
(a) apply any such award or payment (for purposes of this PARAGRAPH 6, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Mortgagor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the applicable premium computed in accordance with the Note), (b) use the same or any part thereof to fulfill any of the covenants contained herein as the Mortgagee may determine, (c) use the same or any part thereof to replace or restore the Mortgaged Property to a condition satisfactory to the Mortgagee, or (d) release the same to the Mortgagor. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

          7.   LEASES AND RENTS.

               (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments in form and substance satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this PARAGRAPH 7, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Mortgagee for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of PARAGRAPH 1 of the separate Assignment of Leases and Rents of even date herewith granted by the Mortgagor as "Assignor" to the Mortgagee as "Assignee" with respect to the Mortgaged Property ("ASSIGNMENT OF LEASES AND RENTS"). Upon the occurrence of an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be

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                                                                Loan No. 6518370

entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted maybe applied toward payment of the Indebtedness in such priority and proportion as Mortgagee in its discretion shall deem proper. It is further the intent of Mortgagor and Mortgagee that the Rents hereby absolutely assigned are no longer, during the term of this Mortgage, property of Mortgagor or property of any estate of Mortgagor as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Mortgagor. The term "Rents" as used herein shall mean the gross rents without deduction or offsets of any kind.

               (b) All Leases executed after the date of this Mortgage shall provide that they are subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee; PROVIDED, HOWEVER, that nothing herein shall affect Mortgagee's right to designate from time to time any one or more Leases as being superior to this Mortgage and Mortgagor shall execute and deliver to Mortgagee and shall cause to be executed and delivered to Mortgagee from each tenant under such Lease any instrument or agreement as Mortgagee may deem necessary to make such Lease superior to this Mortgage. Upon request, Mortgagor shall promptly furnish Mortgagee with executed copies of all Leases.

               (c) Mortgagor shall not, without the prior consent of Mortgagee, (i) lease all or any part of the Mortgaged Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents; PROVIDED, HOWEVER, that such action as described in subsections (i)-(iv) above may be taken without Mortgagee's consent for any Lease which is for 10,000 square feet of space or less, and has a term (including the renewal or extension term) of five (5) years or less, and so long as such Lease provides for an annual rent at least equal to the then competitive and comparable market rent (a lease satisfying those criteria shall be referred to as a "SMALL LEASE") so long as the taking of such action is in the ordinary course of Mortgagor's business and that such action is still subject to PARAGRAPH 1 of the separate Assignment of Leases and Rents pertaining to Termination Amounts (as defined therein).

               (d) With respect to each Lease, Mortgagor shall (i) observe and perform each and every provision thereof on the lessor's part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Lease as security for the Loan, including surrender or voluntary termination of any Lease, (ii) promptly send to Mortgagee copies of all notices of default which Mortgagor shall send or receive thereunder, (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Mortgagee, all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall, from time to time, require and (v) upon request, furnish

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                                                                Loan No. 6518370

Mortgagee with executed copies of all Leases; PROVIDED, HOWEVER, the notice to Mortgagee referenced in subsection (ii) above and the restriction on termination of a Lease in connection with the enforcement of its terms, covenants and conditions set forth in (iii) above shall not be required or apply, as the case may be, for any Small Lease. Upon the occurrence of any Event of Default under this Mortgage, Mortgagor shall pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or part of the Mortgaged Property as may be occupied by Mortgagor or any one Mortgagor and upon default in any such payment Mortgagor shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

               (e) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Mortgagor and, if cash, shall be deposited by Mortgagor at such commercial or savings bank or banks as may be reasonably satisfactory to Mortgagee. Any bond or other instrument which Mortgagor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Mortgagee, shall, if permitted pursuant to any legal requirements, name Mortgagee as payee or mortgagee thereunder (or at Mortgagee's option, be fully assignable to Mortgagee) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Mortgagee. Mortgagor shall, upon request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee of Mortgagor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Mortgagor shall, upon Mortgagee's request, if permitted by any applicable legal requirements, turn over to Mortgagee the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Mortgagee subject to the terms of the Leases.

          8. MAINTENANCE AND USE OF MORTGAGED PROPERTY. Mortgagor shall or shall cause tenants to, at its sole cost and expense, keep and maintain the Mortgaged Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Mortgagor shall not erect any new buildings, structures or building additions on the Mortgaged Property without the prior consent of Mortgagee. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right at any time and from time to time after providing Mortgagee with written notice to make or cause to be made reasonable alterations of and additions to the Mortgaged Property or any part thereof, PROVIDED that any alteration or addition
(i) shall not change the general character of the Mortgaged Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Mortgaged Property, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Mortgaged Property and all requirements of the issuers thereof, (iii) is promptly and fully paid for, or caused to be paid for, by Mortgagor, (iv) the estimated cost of such alteration or addition does not exceed five percent (5%) of the original principal amount of the Loan, (v) is made under the supervision of a qualified architect or

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                                                                Loan No. 6518370

engineer, (vi) shall not violate the terms of any Leases, and (vii) upon completion, Mortgagor shall provide Mortgagee with (aa) a satisfactory final improvement survey if the footprint of the building has been altered, (bb), any final occupancy permit which may be required for the Improvements, (cc) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Mortgagee, and (dd) final lien waivers from all contractors, subcontractors and materialmen. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, PROVIDED, HOWEVER, that nothing in the foregoing clause shall require Mortgagor to comply with any such law, order or ordinance so long as Mortgagor shall in good faith, after notice to, but without cost or expense to, Mortgagee, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (i) the enforcement thereof, (ii) the payment of any fine, charge or penalty, (iii) the sale or forfeiture of the Mortgaged Property or any part thereof, (iv) the lien of this Mortgage and the priority thereof from being impaired, (v) the imposition of criminal liability on Mortgagee and
(vi) the imposition, unless stayed, of civil liability on Mortgagee; PROVIDED that during such contest Mortgagor shall, at the option of Mortgagee, provide cash, bonds or other security satisfactory to Mortgagee, indemnifying and protecting Mortgagee against any liability, loss or injury by reason of such non-compliance or contest, and PROVIDED FURTHER, that such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor. Mortgagor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Mortgagor shall not commit any waste at the Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in or consent to any material adverse change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Mortgagee. Mortgagor covenants and agrees that it shall operate the Mortgaged Property at all times as a first-class commercial retail facility.

          9. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY OR INTERESTS IN THE MORTGAGOR; OTHER INDEBTEDNESS.

               (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Indebtedness. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Indebtedness, Mortgagee can recover the Indebtedness by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof or interest therein, or permit the

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                                                                Loan No. 6518370

Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

               (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this PARAGRAPH 9 shall be deemed to include (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments,
(ii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents,
(iii) if Mortgagor, any guarantor of Non-Recourse Carveout Obligations (as hereinafter defined), any other guarantor, any indemnitor of environmental liabilities of any general partner or managing member of Mortgagor or of any such guarantor or indemnitor is a corporation, the voluntary or involuntary sale, assignment, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than ten percent (10%) of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation, (iv) if Mortgagor, any guarantor, of Non-Recourse Carveout Obligations, any other guarantor or any indemnitor of environmental liabilities or any general partner or managing member of Mortgagor or any such guarantor or indemnitor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member, and (v) if Mortgagor, any guarantor of Non-Recourse Carveout Obligations or any other guarantor or any indemnitor of environmental liabilities, is an entity, whether one of the above-mentioned entities or not, any change in the ownership or control of such entity, any merger, consolidation or dissolution or syndication affecting such entity, or the transfer, sale, assignment or pledge of any interest in such entity or in any person, directly or indirectly, controlling such entity or in any general partner or managing member thereof, whether at one time or in a series of related transactions.

               (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property without Mortgagee's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.

               (d) Mortgagee's consent to a sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any other action described in this PARAGRAPH 9 shall not be deemed to be a waiver of Mortgagee's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance,

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                                                                Loan No. 6518370

pledge or transfer of the Mortgaged Property or other action made in contravention of this PARAGRAPH 9 shall be null and void and of no force and effect.

               (e) Mortgagor agrees to bear and shall pay or reimburse Mortgagee on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Mortgagee in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

               (f) Notwithstanding the foregoing, from and after the date of satisfaction by Mortgagor of the Transfer Conditions described in Paragraph 72 below, Mortgagee shall permit two (2) sales or transfers of the Mortgaged Property, PROVIDED that:

               (i) no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and remain uncured;

               (ii) the proposed transferee ("TRANSFEREE"), the guarantors of Non-Recourse Carveout Obligations, any other guarantor, and the indemnitors of environmental liabilities shall be reputable entities or persons of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Mortgagee;

               (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Mortgaged Property, and Mortgagee shall be provided with reasonable evidence thereof (and Mortgagee reserves the right to approve the Transferee without approving the substitution of the property manager);

               (iv) that Mortgagee has received a written request for approval from the Mortgagor at least thirty (30) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Transferee, the proposed guarantors of Non-Recourse Carveout Obligations, any other proposed guarantors, and the proposed indemnitors of environmental liabilities and all of the constituent entities of each, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000, which shall be deemed fully earned on the date of receipt and shall be retained by Mortgagee regardless of whether or not the transfer occurs and whether or not approval is given;

               (v) Mortgagee and its counsel have received (aa) certification from Mortgagor and the Transferee that the proposed terms of the transfer described in subparagraph 9(f)(iv) are the actual terms of the transfer, (bb) evidence of casualty insurance and other applicable insurance, (cc) all corporate, partnership or other entity

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                                                                Loan No. 6518370

     documents and (dd) all other certificates, legal opinions, title materials and other documents which Mortgagee may require, all in form and substance satisfactory to Mortgagee, at least thirty (30) days prior to the proposed transfer;

               (vi) Mortgagee be provided satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Mortgaged Property to generate a cash flow sufficient to pay the debt service on the Loan and to maintain a debt service coverage ratio satisfactory to Mortgagee;

               (vii) If the Loan is part of a Secondary Market Transaction and the documents governing such Secondary Market Transaction so require, Mortgagee shall have received in writing evidence from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction together with such legal opinions as may be requested by the Rating Agencies. The term "RATING AGENCIES" as used herein shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency who shall then be rating the certificates or securities issued in connection with the Secondary Market Transaction;

               (viii) the Transferee and its constituent entities shall comply with all of the Single Purpose Entity/Separateness requirements set forth in Paragraph 19 hereof;

               (ix) the Transferee shall have executed and delivered to Mortgagee an assumption agreement in form and substance acceptable to Mortgagee, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Mortgage and the other Loan Documents, together with an executed guaranty of Non-Recourse Carveout Obligations and any other guaranty from an approved guarantor and an executed separate environmental indemnity agreement from an approved indemnitor, both in form and substance acceptable to Mortgagee, other documentation as Mortgagee may reasonably require, and such legal opinions and title insurance endorsements as may be reasonably requested by Mortgagee;

               (x) Mortgagee shall have received an assumption fee equal to one percent (1%) of the then unpaid principal balance of the Note (against which the administrative fee shall be credited) in addition to the payment of all reasonable costs and expenses incurred by Mortgagee in connection with such assumption (including reasonable attorney's fees and costs); and

               (xi) the Transferee shall be able to make the representations and warranties set forth in Paragraph 18(h) of this Mortgage.

          In the event all of the foregoing conditions are satisfied and Mortgagee consents to the sale or transfer, Mortgagee agrees to release Mortgagor, any indemnitors under any environmental indemnity and any guarantors of the Non-Recourse Carveout Obligations of all liability under the Loan Documents upon such transfer of the Morgaged Property pursuant to this

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                                                                Loan No. 6518370

Paragraph 9(f), (1) except for any event or circumstance with respect to which Mortgagor and such indemnitors remain obligated to continue to indemnify Mortgagee under any environmental indemnity agreement; (2) except for any fraud or willful misrepresentation by or on behalf of Mortgagor, or such indemnitor or guarantor with respect to the Mortgaged Property or the making or delivery of any of the Loan Documents or with respect to any materials or information provided by or on behalf of Mortgagor, indemnitor or guarantor in connection with the Loan, and (3) provided that Mortgagor's obligations arising prior to completion of such transfer are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws and Mortgagee receives an assumption of the obligations of such indemnitor and guarantor by an individual(s) or entity(ies) acceptable to Mortgagee in its sole discretion.

          Mortgagor and Mortgagee further agree that (1) any environmental indemnification obligations of Mortgagor or any indemnitor under an environmental indemnity agreement shall not apply to any future environmental activity or conditions resulting solely from any act or omission for which Mortgagor bears no responsibility and which occurs after Mortgagor or any person or entity in any way related to Mortgagor no longer holds possession or has any interest in the Mortgaged Property; provided, however, the transferor Mortgagor, the prior guarantors and the prior indemnitors, respectively, shall have the burden of establishing that all the conditions in this PARAGRAPH 9 (including, without limitation, the time as to which matters described herein arose) were satisfied by clear and convincing evidence and shall indemnify and hold Mortgagee harmless for all matters set forth in PARAGRAPH 39 and in the Non-Recourse Carveout Obligations until such transferor Mortgagor, prior guarantors or prior indemnitors, respectively, have met such burden; Mortgagee agrees that Mortgagor shall have met such burden with respect to the Mortgaged Property if Mortgagor at such time delivers to Mortgagee a clean Phase I environmental assessment report satisfactory in all respects to Mortgagee if prior to delivery thereof there has not occurred any release of Hazardous Materials at the Mortgaged Property nor has there been any prior violation of Environmental Laws at the Mortgaged Property (and if there has been a release of Hazardous Materials or a violation of Environmental Laws, in such instance in lieu of delivery of such Phase I environmental assessment Mortgagor shall deliver to Mortgagee an environmental insurance policy satisfactory in all respects to Mortgagee in its reasonable discretion); and (2) in the event the individual or entity(ies) assuming the obligations of such indemnitor and guarantor are acceptable to Mortgagee in its sole discretion, are willing to accept such indemnitor's obligation under the environmental indemnity for the time period in which the original indemnitor guaranteed the obligations of Mortgagor (i.e. the time period prior to said transfer of the Mortgaged Property) and are willing to execute an indemnity in form and content acceptable to Mortgagee, then, notwithstanding the foregoing, such original indemnitor will be completely relieved of liability under such environmental indemnity (except for any fraud or willful misrepresentation by or on behalf of Mortgagor or such indemnitor or guarantor with respect to the Mortgaged Property, the making or delivery of any of the Loan Documents or in any materials or information provided by or on behalf of such indemnitor in connection with the Loan).

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                                                                Loan No. 6518370

               (g) The provisions of Paragraphs 9(a), 9(b) and 9(f) shall not operate to prohibit the transfer, sale or conveyance of shares in Inland Western Retail Real Estate Trust, Inc. (the "Trust") as long as all of the following conditions are satisfied:

                       (i) the Trust continues to be the sole member and owner of Mortgagor or the sole member and owner of the sole member of Mortgagor, and continues to control the day-to-day operations of Mortgagor and the Mortgaged Property;

                       (ii) the Trust maintains its status as a real estate investment trust; and

                       (iii) no such transfer results in any party owning more than twenty percent (20%) (or such lesser amount as constitutes a controlling interest) in the shares or ownership units or interests of the Trust.

               The term CONTROL or CONTROLLING shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities or other interests, by contract or otherwise.

               (h) Notwithstanding anything in this Paragraph 9 to the contrary, from and after the ninetieth (90th) day following satisfaction by Mortgagor of the Transfer Conditions described in Paragraph 72 below, Mortgagor shall have a one time right, provided no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default under the Loan Documents shall have occurred and remain uncured, to assign, sell or transfer (the "Permitted Affiliated Transfer") all of the Mortgaged Property to an affiliate of Inland Western Retail Real Estate Trust, Inc. ("Permitted Affiliated Transferee"), PROVIDED that:

               (i) Mortgagor shall pay to Mortgagee a $5,000.00 transfer fee;

               (ii) Mortgagee shall have received from Mortgagor reimbursement of all of Mortgagee's expenses, including legal fees, incurred in connection with the Permitted Affiliated Transfer;

               (iii) the Permitted Affiliated Transferee shall assume, in form and substance satisfactory to Mortgagee, all obligations of Mortgagor under the Loan Documents, including, without limitation, the environmental Indemnity Agreement and Guaranty of non-recourse carveout obligations, with the same degree of recourse liability as Mortgagor and subject to the same exculpatory provisions;

               (iv) Mortgagee shall have received a title policy satisfactory to Mortgagee updated to the date of the Permitted Affiliated Transfer, evidencing that such Permitted Affiliated Transfer will not adversely affect Mortgagee's first and prior lien on the Mortgaged Property or any other rights or interests granted to Mortgagee under the Loan Documents;

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                                                                Loan No. 6518370

               (v) Mortgagee shall have received legal opinions of Mortgagor's independent or in-house counsel, as the case may be, in form and substance satisfactory to Mortgagee, that all previous opinions pertaining to Mortgagor are true with respect to the Permitted Affiliated Transferee and the Permitted Affiliated Transferee has duly assumed the Loan Documents, and the same are valid and enforceable against the Permitted Affiliated Transferee and the Mortgaged Property and that Mortgagor has the requisite power and authority to properly transfer the Mortgaged Property;

               (vi) no Event of Default shall have occurred and remain uncured under the Loan Documents;

               (vii) no such transfer of interest shall result in a change of control of Mortgagor or the day-to-day operations of the Mortgaged Property;

               (viii) without limiting the foregoing, no such transfer, either singly or in the aggregate with other transfers, will result in a violation of the special purpose entity provisions of the Loan Documents or Mortgagor's organizational documents and Mortgagor will provide new or updated non-consolidation opinions and other opinions to the extent required at the initial funding of the Loan with respect to the Permitted Affiliated Transfer; and

               (ix) Mortgagee has received at least thirty (30) days' prior written notice of such transfer, together with a diagram showing the structure of the Mortgagor and all constituent entities after the contemplated transfer and a list of the names, types of interests and percentages of ownership of all owners of interests in Mortgagor and any constituent entities (except the shareholders of Inland Western Retail Real Estate Trust, Inc.) after the contemplated transfer.

               (i) Mortgagor has not incurred and will not incur any indebtedness, secured or unsecured, other than the Loan and debt (i) incurred in the ordinary course of business to venders and suppliers of services to the Mortgaged Property, (ii) not secured by the Mortgaged Property, or any portion thereof, or by interests in the Mortgagor or any constituent entity thereof, and
(iii) not accompanied by any rights to control or to obtain control of the Mortgagor or any constituent entity thereof. No indebtedness other than the Loan may be secured (subordinate or PARI PASSU) by the Mortgaged Property, or any portion thereof, or by interests in the Mortgagor or any constituent entity thereof.

          10.  ESTOPPEL CERTIFICATES.

               (a) Mortgagor, within ten (10) business days after request by Mortgagee, shall furnish Mortgagee from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Note and this Mortgage have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be requested by Mortgagee.

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                                                                Loan No. 6518370

               (b) Mortgagor, after request by Mortgagee, will use commercially reasonable efforts to obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Mortgagee from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Mortgagee.

          11. NO COOPERATIVE OR CONDOMINIUM. Mortgagor represents and warrants that the Mortgaged Property has not been subjected to a cooperative or condominium form of ownership. Mortgagor hereby covenants and agrees that it will not file a declaration of condominium, map or any other document having the effect of subjecting the Mortgaged Property, to a condominium or cooperative form of ownership.

          12. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Indebtedness or any portion thereof from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

          13. NO CREDITS ON ACCOUNT OF THE INDEBTEDNESS. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

          14. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

          15. RIGHT OF ENTRY. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any time during reasonable business hours upon twenty-four

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                                                                Loan No. 6518370

(24) hour notice to Mortgagor, except in the case of an emergency, in which event Mortgagee and its agents may enter and inspect the Mortgaged Property at any time.

          16.  BOOKS AND RECORDS.

               (a) Mortgagor will maintain full, accurate and complete books of accounts and other records reflecting the results of the operations of the Mortgaged Property as well as its other operations and will furnish, or cause to be furnished, to Mortgagee the following:

               (i) within ninety (90) days after the end of each fiscal year, the Mortgagor will furnish to Mortgagee, a statement of Mortgagor's financial condition, including a balance sheet with respect to Mortgagor, and a statement of annual income and expenses satisfactory in form and substance to Mortgagee in connection with the operation of the Mortgaged Property, in detail satisfactory to Mortgagee, prepared by, audited and certified by a certified public accountant who is a member of the American Institute of Certified Public Accountants, provided however that so long as there in then no Event of Default hereunder, such statement may be prepared and certified by Mortgagor, Mortgagor's accountant or a financial officer of Mortgagor if such certified statement by a certified public accountant is not available, and, in addition, within forty-five (45) days after the end of each fiscal quarter of Mortgagor, Mortgagor shall provide the above information except that it may be prepared and certified by the financial officer of Mortgagor who is responsible for the preparation of such annual financial statements.

               (ii) accompanying the submission of the certified statements of annual and quarterly income and expenses, when the Mortgaged Property is office, retail or multi-tenant industrial property, shall be a certified current rent roll in a form previously approved by Mortgagee, which shall include, among other things, tenant names, lease commencement and expiration dates, square footage and annual rent.

               (b) Mortgagee shall have the right, upon five (5) days' prior notice to Mortgagor, to inspect and make copies of Mortgagor's books and records and income tax returns and notices.

               (c) In the event of a Secondary Market Transaction, Mortgagor shall furnish from time to time such information relating to Mortgagor and the Mortgaged Property as shall be reasonably requested by the Rating Agencies at no cost to Mortgagor.

          17. PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every term to be observed or performed by such Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

          18. REPRESENTATIONS AND COVENANTS CONCERNING LOAN. Mortgagor represents, warrants and covenants as follows:

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                                                                Loan No. 6518370

               (a) The Note, this Mortgage and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Mortgage and the other Loan Documents, or the exercise of any right thereunder, render this Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

               (b) To Mortgagor's best knowledge, all certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Mortgaged Property, have been obtained and are in full force and effect. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, the Mortgaged Property.

               (c) To Mortgagor's best knowledge, all of the Improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property except those which are insured against by title insurance. All of the Improvements comply with all requirements of applicable zoning and subdivision laws and ordinances in all material respects.

               (d) The Mortgaged Property is not subject to any Leases other than the Leases described in the rent roll delivered to Mortgagee in connection with this Mortgage. No person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Except as otherwise disclosed in writing to Mortgagee, to Mortgagor's best knowledge the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Except as otherwise disclosed in writing to Mortgagee, all presently existing Leases are subordinate to this Mortgage.

               (e) To Mortgagor's best knowledge, the Mortgaged Property and the Leases are in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property.

               (f) To Mortgagor's best knowledge there has not been and shall never be committed by Mortgagor any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Mortgagor's obligations under any of the Loan Documents. Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

               (g) The Management Agreement (the "MANAGEMENT AGREEMENT") between Mortgagor and Inland Northwest Management Corp. ("MANAGER") pursuant to which

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                                                                Loan No. 6518370

Manager operates the Mortgaged Property (a true, correct and complete copy of which has been delivered to Mortgagee) is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Mortgage and the Manager shall attorn to Mortgagee. Mortgagor shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Mortgaged Property with Manager or any other party without the express written consent of Mortgagee, which consent shall not be unreasonably withheld. If at any time Mortgagee consents to the appointment of a new manager, such new manager and Mortgagor shall, as a condition of Mortgagee's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Mortgagee.

               (h)     IMPROPER FINANCIAL TRANSACTIONS.

               (i) Mortgagor is, and shall remain at all times, in full compliance with all applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, and any amendments or successors thereto and any applicable regulations promulgated thereunder (collectively, the "FINANCIAL CONTROL LAWS"), including but not limited to those related to money laundering offenses and related compliance and reporting requirements (including any money laundering offenses prohibited under the Money Laundering Control Act, 18 U.S.C. Sections 1956, 1957 and the Bank Secrecy Act, 31 U.S.C. Sections 5311 ET SEQ.) and the Foreign Assets Control Regulations, 31 C.F.R. Section 500 ET SEQ.

               (ii) Mortgagor represents and warrants that: (i) Mortgagor is not a Barred Person (hereinafter defined); (ii) Mortgagor is not owned or controlled, directly or indirectly, by any Barred Person; and (iii) Mortgagor is not acting, directly or indirectly, for or on behalf of any Barred Person.

               (iii) Mortgagor represents and warrants that it understands and has been advised by legal counsel on the requirements of the Financial Control Laws.

               (iv) Under any provision of this Mortgage or any of the other Loan Documents where the Mortgagee shall have the right to approve or consent to any particular action, including without limitation any (i) sale, transfer, assignment of the Mortgaged Property or of any direct or indirect ownership interest in Mortgagor, (ii) leasing of the Mortgaged Property, or any portion thereof, or (iii) incurring of additional financing secured by Mortgaged Property, or any portion thereof or by any direct of indirect ownership interest in the Mortgagor, Mortgagee shall have the right to withhold such approval or consent, in its sole discretion, if the granting of such approval or consent could be construed as a violation of any of the Financial Control Laws.

               (v) Mortgagor covenants and agrees that it will upon request provide Mortgagee with (or cooperate with Mortgagee in obtaining) information required by Mortgagee for purposes of complying with any Financial Control Laws.

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                                                                Loan No. 6518370

               As used in this Mortgage, the term "BARRED PERSON" shall mean (i) any person, group or entity named as a "Specially Designated National and Blocked Person" or as a person who commits, threatens to commit, supports, or is associated with terrorism as designated by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC"), (ii) any person, group or entity named in the lists maintained by the United Stated Department of Commerce (Denied Persons and Entities), (iii) any government or citizen of any country that is subject to a United States Embargo identified in regulations promulgated by OFAC and (iv) any person, group or entity named as a denied or blocked person or terrorist in any other list maintained by any agency of the United States government.

               19. SINGLE PURPOSE ENTITY/SEPARATENESS. Mortgagor represents, warrants and covenants as follows:

               (a) The purpose for which the Mortgagor is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Mortgaged Property, (B) entering into the Loan with the Mortgagee, (C) refinancing the Mortgaged Property in connection with a permitted repayment of the Loan, and (D) transacting any and all lawful business for which a Mortgagor may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

               (b) Mortgagor does not own and will not own any asset or property other than (i) the Mortgaged Property, and (ii) incidental personal property necessary for and used in connection with the ownership or operation of the Mortgaged Property.

               (c) Mortgagor will not engage in any business other than the ownership, management and operation of the Mortgaged Property.

               (d) Mortgagor will not enter into any contract or agreement with any affiliate of Mortgagor, any constituent party of Mortgagor, any owner of the Mortgagor, the Guarantors (as hereinafter defined) or any affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not affiliated with the Mortgagor or any constituent party of Mortgagor or any owner of Mortgagor.

               (e) Mortgagor has not incurred and will not incur any indebtedness, secured or unsecured, other than the Loan and debt (i) incurred in the ordinary course of business to vendors and suppliers of services to the Mortgaged Property, (ii) not secured by the Mortgaged Property, or any portion thereof, or by interests in the Mortgagor or any constituent entity thereof, and
(iii) not accompanied by any rights to control or to obtain control of the Mortgagor or any constituent entity thereof. No indebtedness other than the Loan may be secured (subordinate or PARI PASSU) by the Mortgaged Property, or any portion thereof, or by interests in the Mortgagor or any constituent entity thereof.

               (f) Mortgagor has not made and will not make any loans or advances to any entity or person (including any affiliate or any constituent party of Mortgagor or any owner of Mortgagor, any Guarantor or any affiliate of any constituent party or Guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party .

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                                                                Loan No. 6518370

               (g) Mortgagor is and will remain solvent and Mortgagor will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

               (h) Mortgagor has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Mortgagor will not, nor will Mortgagor permit any constituent party of Mortgagor or any owner of Mortgagor or any Guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Mortgagor or such constituent party or Guarantor without the written consent of Mortgagee.

               (i) Mortgagor will maintain all of its books, records and financial statements separate from those of its affiliates and any constituent party. Mortgagor's assets will not be listed as assets on the financial statement of any other entity except the ownership interests in Mortgagor may be listed as assets on the financial statements of the Trust. Mortgagor shall have its own separate financial statement, provided, however, that Mortgagor's assets may be included in a consolidated financial statement of its parent companies if inclusion on such a consolidated statement is required to comply with the requirements of generally accepted accounting principles ("GAAP"), provided that such consolidated financial statement shall contain a footnote to the effect that Mortgagor's assets are owned by Mortgagor and that they are being included on the financial statement of its parent solely to comply with the requirements of GAAP, and further provided that such assets shall be listed on Mortgagor's own separate balance sheet. Mortgagor will file its own tax returns if required by law and will not file a consolidated federal income tax return with any other corporation except the Trust in which case Mortgagor will be shown on a separate schedule of such return as a separate member of the consolidated group with its delineated financial information. Mortgagor shall maintain its books, records, resolutions and agreements as official records.

               (j) Mortgagor will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Mortgagor, any constituent party of Mortgagor, any Guarantor or any affiliate of any constituent party or Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other except the Trust and shall maintain and utilize separate telephone numbers, stationery, invoices and checks.

               (k) Mortgagor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

               (l) Neither Mortgagor nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger, in whole or in part, or the sale of material assets of Mortgagor.

               (m) Mortgagor will not commingle the funds and other assets of Mortgagor with those of any affiliate or any constituent party of Mortgagor or any owner of

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                                                                Loan No. 6518370

Mortgagor, any Guarantor, or any affiliate of any constituent party or Guarantor, or any other person, except for the Manager, and will not participate in a cash management system with any such party.

               (n) Mortgagor will not commingle its assets with those of any other person or entity except the Manager and will hold all of its assets in its own name or in its agent's name.

               (o) Mortgagor will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

               (p) If Mortgagor is a limited partnership or a limited liability company, at least one general partner or member (an "SPC PARTY") shall be a corporation or Delaware limited liability company whose sole asset is its interest in Mortgagor, and each such SPC Party will at all times comply, and shall cause Mortgagor to comply, with each of the representations, warranties and covenants contained in this PARAGRAPH 19 as if such representation, warranty or covenant was made directly by such SPC Party; or in the alternative, if Mortgagor is a limited liability company organized under the laws of the State of Delaware which does not have an SPC Party as one of its members, then Mortgagor shall have an independent manager and Mortgagor shall cause to be delivered to Mortgagee such legal opinions with respect thereto from Delaware counsel reasonably satisfactory to Mortgagee that address such matters as may be required by Mortgagee or the Rating Agencies at such time.

               (q) Mortgagor shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of Mortgagor, in the case of a corporation, and each SPC Party in Mortgagor in the case of a limited partnership or limited liability company, in each case reasonably satisfactory to Mortgagee who is not at the time of initial appointment, and has not been at any time during the preceding five (5) years;
(a) stockholder, director, officer, employee, partner, attorney or counsel of the SPC Party, the Mortgagor or any affiliate of either of them; (b) a customer, supplier or other person who derives more than ten percent (10%) of its purchases or revenues from its activities with the SPC Party, the Mortgagor or any affiliate of either of them; (c) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

               (r) Mortgagor shall not cause or permit the board of directors of any SPC Party in Mortgagor to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of each SPC Party in Mortgagor unless at the time of such action there shall be at least one member who is an Independent Director.

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                                                                Loan No. 6518370

               (s) Mortgagor shall conduct its business so that the assumptions made with respect to Mortgagor in that certain opinion letter dated June __, 2004 (the "Non-Consolidation Opinion") delivered by Levenfeld Pearlstein in connection with the Loan shall be true and correct in all respects.

               (t) Mortgagor shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

               (u) The stationery, invoices and checks utilized by Mortgagor or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Mortgagor's agent.

               (v) Mortgagor shall not pledge its assets for the benefit of any other person or entity, and other than with respect to the Loan.

               (w) Mortgagor shall correct any known misunderstanding regarding its separate identity.

               (x) Mortgagor shall not identify itself as a division of any other person or entity except for the Trust.

          20. EVENTS OF DEFAULT; REMEDIES. Each of the following events after any applicable grace or cure periods shall constitute an "EVENT OF DEFAULT" hereunder:

               (a) if (i) any installment of interest is not paid within five (5) days after the same is due, (ii) the entire Indebtedness is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or (iii) any other payment or charge due under the Note, this Mortgage or any other Loan Documents is not paid when due;

               (b) if any Taxes payable directly to the billing authority by Mortgagor are not paid before interest becomes payable on the amount due or a penalty is assessed (provided that the foregoing provisions of this clause (b) shall be subject to the right to contest Taxes granted to Mortgagor in PARAGRAPH 4(b) of this Mortgage, but only for so long as the conditions in PARAGRAPH 4(b) of this Mortgage remain satisfied);

               (c) if the Policies are not kept in full force and effect and are not delivered to Mortgagee when required hereunder, or if the Policies are not delivered to Mortgagee within ten (10) days after written request by Mortgagee;

               (d) if any of the provisions of PARAGRAPHS 7, 9, 19 or 39 herein are violated or not complied with;

               (e) if any of the events described in PARAGRAPH 41 shall occur;

               (f) if at any time any representation or warranty of Mortgagor or any Guarantor made herein or in any guaranty, agreement, certificate, report, affidavit, owner's

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                                                                Loan No. 651S370

affidavit, financial statement or other instrument furnished to Mortgagee shall be materially false or misleading in any respect;

               (g) if any mortgagee under a mortgage on the Mortgaged Property, whether superior or subordinate to this Mortgage (i) demands payment in full or otherwise accelerates any indebtedness of Mortgagor or (ii) otherwise commences the exercise of any remedy available to such party under any Loan Document;

               (h) if Mortgagor fails to cure promptly any violation of any law or ordinance affecting the Mortgaged Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Mortgagor in PARAGRAPH 8 of this Mortgage);

               (i) if any Guaranty (as hereinafter defined) is terminated or any event or condition occurs which, in the sole judgment of Mortgagee, may impair the ability of any Guarantor to perform its obligations under any Guaranty or any Guarantor attempts to withdraw, cancel or disclaim any Guaranty;

               (j) if a default by Mortgagor under any of the other terms, covenants or conditions of the Note, this Mortgage or any other Loan Document shall occur and such default shall not have been cured within thirty (30) days after notice from Mortgagee, provided that if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (j) shall not apply to any other Event of Default expressly set forth in this PARAGRAPH 20 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

               (k) if any of the provisions of PARAGRAPHS 42(d) and/or PARAGRAPH 42(f) are violated or not complied with, and/or if any representation or warranty in PARAGRAPH 42(b) and/or 42(c) shall prove false or misleading in any respect and/or if any of the events described in PARAGRAPH 42(e) shall occur.

          Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Mortgagee.

          Upon the occurrence of any Event of Default, Mortgagor shall pay interest on the entire unpaid principal balance of the Note, as defined in and provided for in the Note.

          Upon the occurrence of any Event of Default, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Mortgaged Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Mortgaged Property made under the powers of sale herein granted and conferred, Mortgagee may, to the extent

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                                                                Loan No. 6518370

permitted by applicable law, include in such sale any fixtures included in the Mortgaged Property and relating to such real property.

          21.  ADDITIONAL REMEDIES.

               (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it shall deem advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property or any part thereof or interest therein, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee (i) enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat, (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property, (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof and (E) apply the receipts from the Mortgaged Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of counsel and other third parties providing services to Mortgagee, or (ii) institute proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property may be sold for cash or upon credit in one or more parcels, or (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due, or (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of or estate in the Mortgaged Property, or (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or (vi) recover judgment on the Note or any Guaranty either before, during or after any proceedings for the enforcement of this Mortgage, or
(vii) pursue such other remedies as Mortgagee may have under applicable law.

               (b) The purchase money proceeds or avails of any sale made under or by virtue of this PARAGRAPH 21, together with any other sums which then may be held by

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                                                                Loan No. 6518370

Mortgagee under this Mortgage, whether under the provisions of this PARAGRAPH 21 or otherwise, shall be applied as follows:

          FIRST:    To the payment of the costs and expenses of any such sale, including reasonable compensation to Mortgagee, its agents and counsel, and of any foreclosure or judicial proceedings wherein the same may be made, including the expense of any litigation and all costs of collection or enforcement of the Indebtedness secured hereby (including, without limitation, reasonable attorneys' fees) and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest as provided herein on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

          SECOND:   To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

          THIRD:    To the payment of any other sums required to be paid by
Mortgagor pursuant to any provision of this Mortgage or of the Note or of the Guaranty.

          FOURTH:   To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          Mortgagee and any receiver of the Mortgaged Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

               (c) Mortgagee may adjourn from time to time any sale by Mortgagee to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

               (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this PARAGRAPH 21, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this PARAGRAPH 21, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

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                                                                Loan No. 6518370

               (e) In the event of any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Mortgage, any Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

               (f) Upon any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

               (g) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

          22. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Without limiting the foregoing, Mortgagee may enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property, and the cost and expense thereof (including, without limitation, reasonable attorneys' fees and disbursements to the extent permitted by law), with interest as provided in this PARAGRAPH 22, shall be immediately due and payable to Mortgagee upon demand by Mortgagee therefor. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as such term is defined in the Note), for the period from the date that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Mortgage. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

          23. LATE PAYMENT CHARGE. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the "LATE CHARGE") shall be due as provided for in the Note.

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                                                                Loan No. 6518370

          24. PREPAYMENT. The Indebtedness may be prepaid only in accordance with the terms of the Note.

          25. PREPAYMENT AFTER EVENT OF DEFAULT. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Mortgagee's sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium, the calculation of which shall be in accordance with the terms of the Note and shall depend upon whether the Event of Default or acceleration first occurred (i) prior to the time, if any, the prepayment of the principal balance is permitted pursuant to the terms of the Note and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due or (ii) on or after the date on which prepayment of the principal balance is permitted pursuant to the terms of the Note.

          26. APPOINTMENT OF RECEIVER. Mortgagee, upon the occurrence of an Event of Default or in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property, shall be entitled to the appointment of a receiver without notice and without regard to the value or condition of the Mortgaged Property as security for the Indebtedness or the solvency or insolvency of any person liable for the payment of the Indebtedness.

          27.  SECURITY AGREEMENT.

               (a) This Mortgage is both a real property Mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage grants to Mortgagee, as security for the Indebtedness, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (such portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this PARAGRAPH 27 the "COLLATERAL"). Mortgagor hereby authorizes Mortgagee to file financing statements (and amendments thereto and continuations thereof) in order to create, perfect, preserve and continue the security interest(s) herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code and shall cover all items of the Collateral that are or are to become fixtures. Information concerning the security interest(s) herein granted may be obtained from Mortgagee upon request.

               If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place reasonably acceptable to Mortgagee.

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                                                                Loan No. 6518370

Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees and disbursements, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such sale, disposition or action shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper.

               Mortgagor shall notify Mortgagee of any change in name, identity or structure of Mortgagor, and Mortgagor hereby expressly authorizes Mortgagee to file and record, at Mortgagor's sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Mortgagee upon and security interest in the Collateral. In addition, Mortgagor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Mortgagor under the Note, this Mortgage or the other Loan Documents. Mortgagor hereby grants to Mortgagee an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements in connection with the Collateral covered by this Mortgage.

               (b) That portion of the Mortgaged Property consisting of personal property and equipment, shall be owned by Mortgagor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Mortgagor nor shall Mortgagor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

          28.  AUTHORITY.

               (a) Mortgagor has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed.

               (b) Mortgagor represents and warrants to Mortgagee that Mortgagor is not a "foreign person" and covenants with Mortgagee that Mortgagor will not, throughout the term of the Note, become a "foreign person" within the meaning of Section 1445 and Section 7701 of the Internal Revenue Code of 1986, (26 USC Sections 1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the "CODE"); that is, such Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

               (c) Mortgagor represents and warrants to Mortgagee that Mortgagor is a limited liability company organized and existing under the laws of the State of Delaware.

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                                                                Loan No. 6518370

          29. ACTIONS AND PROCEEDINGS. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, shall decide should be brought to protect its interest(s) in the Mortgaged Property.

          30. FURTHER ACTS, ETC. Mortgagor will, at the sole cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver within five (5) business days after request of Mortgagee, and if Mortgagor fails to so deliver, hereby authorizes Mortgagee thereafter to execute in the name of Mortgagor without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this PARAGRAPH 30.

          31. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest(s) of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Mortgage, any Mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance.

          32. USURY LAWS. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or

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                                                                Loan No. 6518370

criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

          33. SOLE DISCRETION OF MORTGAGEE. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise specifically provided herein.

          34. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

          35. MARSHALLING AND OTHER MATTERS. Mortgagor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

          36. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

          37. REMEDIES OF MORTGAGOR. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

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                                                                Loan No. 6518370

          38. REPORTING REQUIREMENTS. At the request of Mortgagee, Mortgagor shall supply or cause to be supplied to Mortgagee either (a) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Mortgagor's attorney or other person responsible for the preparation of such form, together with a certificate from the person who prepared such form to the effect that such form has, to the best of such person's knowledge, been accurately prepared and that such person will timely file such form or (b) a certification from Mortgagor that the Loan is a refinancing of the Mortgaged Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Mortgagor hereby indemnifies, defends and holds Mortgagee harmless from and against all loss, cost, damage and expense (including without limitation, attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur, directly or indirectly, as a result of or in connection with the assertion against Mortgagee of any claim relating to the failure of Mortgagee to comply with this PARAGRAPH 38.

          39.  HAZARDOUS MATERIALS.

               (a) Mortgagor represents and warrants that based on the Phase I environmental report prepared by Engineering Consulting Services, Ltd. dated April 26, 2004 (the "Report") and except as disclosed therein (i) the Mortgaged Property is now and at all times during Mortgagor's ownership thereof has been free of contamination from any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, Mold (defined as the presence of any form of (i) multicellular fungi that live on plant or animal matter and an indoor environment (including without limitation Cladosporium, Penicillium, Alternaria, Aspergillus, Fusarium, Trichoderma, Memnoniella, Mucor, and Stachybotrys chartarum (SC) often found in water damaged building materials), (ii) spores, scents or byproducts produced or released by fungi, including mycotoxins and (iii) microbial matter which reproduces through mold, mildew and viruses, whether or not such microbial matter is living (collectively "MOLD")), waste oils, solvents and chlorinated oils, polychlorinated biphenyls
(PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments ("HAZARDOUS MATERIALS"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 ET SEQ. ("CERCLA"); The Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901 ET SEQ, ("RCRA"); Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 ("SARA"); Toxic Substances Control Act, 15 U.S.C. section 2601 ET SEQ. ("TSCA"); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 ET SEQ.;

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                                                                Loan No. 6518370

and any other state superlien or environmental clean-up or disclosure statutes (all such laws, rules and regulations being referred to collectively as "ENVIRONMENTAL LAWS"), (ii) Mortgagor has not caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Hazardous Materials onto any property adjoining the Mortgaged Property, (iii) Mortgagor has not received any complaint, notice, letter, or other communication from occupants, tenants, guests, employees, licensees or any other person regarding odors, poor indoor quality, Mold, or any activity, condition, event or omission that causes or facilitates the growth of Mold and Mortgagor further represents to the best of its knowledge that no Mold or any activity, condition, event or omission that causes or facilitates the growth of Mold exists at the property, and (iv) neither the Mortgagor nor to Mortgagor's best knowledge any tenant or occupant of all or part of the Mortgaged Property is now or has been involved in operations at the Mortgaged Property which could lead to liability for Mortgagor or any other owner of the Mortgaged Property or the imposition of a lien on the Mortgaged Property under any Environmental Law.

               (b) At its sole cost and expense, Mortgagor shall comply with and shall cause all tenants and other occupants of the Mortgaged Property to comply with all Environmental Laws now in effect or hereafter enacted with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials. Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on or near the Mortgaged Property (except materials which (i) are ordinarily and customarily used in the regular operation of the Mortgaged Property as a commercial retail facility by the Mortgagor or any current tenant or any future tenant, which tenant and its Lease have been approved by the Mortgagee, and (ii) are used, stored, disposed of and handled in compliance with and in quantities permitted by all applicable Environmental Laws) and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Mortgagor shall become aware of any condition on or near the Mortgaged Property which shall pose a threat to the health, safety or welfare of humans. Mortgagor shall promptly remove all Hazardous Materials from the Mortgaged Property, such removal to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Mortgagor shall pay immediately when due the cost of removal of any Hazardous Materials and shall keep the Mortgaged Property free of any lien imposed pursuant to any Environmental Laws now in effect or hereinafter enacted.

               (c) Mortgagor grants Mortgagee and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Mortgaged Property in the event that Mortgagee has a reasonable belief that a violation of Environmental Laws or release or threatened release of Hazardous Materials has occurred on or onto the Mortgaged Property, or at any time after an uncured Event of Default under the Loan Documents, to conduct testing and to remove any Hazardous Materials, and the costs of such testing and removal shall immediately become due to Mortgagee and shall be secured by this Mortgage. Mortgagor, promptly upon the request of Mortgagee, and only if Mortgagee has a reasonable belief that there is a change in the environmental condition of the Mortgaged Property, shall provide Mortgagee with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form and content satisfactory to Mortgagee. Mortgagor shall maintain the integrity of all storage tanks and drums on or under the Mortgaged Property during the term of the Loan in compliance with all Environmental Laws

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                                                                Loan No. 6518370

now in effect or hereinafter enacted. Mortgagor shall follow an operation and maintenance program with respect to all storage tanks and drums on or under the Mortgaged Property, which program has been approved in writing by Mortgagee.

               (d) Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee (whether as past or present holder of this Mortgage, as mortgagee in possession or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or compliance with any Environmental Laws now in effect or hereinafter enacted except for the gross negligence or willful misconduct of Mortgagee. Subject to the provisions of Paragraph 9(f) above, the obligations and liabilities of Mortgagor under this PARAGRAPH 39 shall survive full payment of the Loan, entry of a judgment of foreclosure or acceptance of a deed in lieu of foreclosure or any subsequent transfer to a third party. It is understood that the presence and/or release of substances referred to in this section hereof does not pertain to a presence and/or release which first occurs solely after (A) repayment of the Loan in full in accordance with the Loan Documents or (B) possession of the Property by Mortgagee upon a foreclosure or acceptance of a deed in lieu of foreclosure and surrender of possession and occupancy of the Property by Mortgagor, its agents, affiliates, employees and independent contractors. Mortgagor shall have the burden of establishing that the conditions in subsection (d) were satisfied by clear and convincing evidence and shall indemnify and hold Mortgagee harmless for all matters set forth in this Paragraph 39, until Mortgagor has met such burden; Mortgagee agrees that Mortgagor shall have met such burden with respect to the Mortgaged Property if Mortgagor at such time delivers to Mortgagee a clean Phase I environmental assessment report satisfactory in all respects to Mortgagee if prior to delivery thereof there has not occurred any release of Hazardous Materials at the Mortgaged Property nor has there been any prior violation of Environmental Laws at the Mortgaged Property (and if there has been a release of Hazardous Materials or a violation of Environmental Laws, in such instance in lieu of delivery of such Phase I environmental assessment Mortgagor shall deliver to Mortgagee an environmental insurance policy satisfactory in all respects to Mortgagee in its reasonable discretion).

               (e) Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Mortgagee against Mortgagor or others in connection with any claim relating to the Mortgaged Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

          40. ASBESTOS. Mortgagor shall not install or permit to be installed in the Mortgaged Property, friable asbestos or any substance containing asbestos. With respect to any such material currently present in the Mortgaged Property, Mortgagor, at Mortgagor's expense, shall promptly comply with and shall cause all occupants of the Mortgaged Property to comply with all present and future applicable federal, state or local laws, rules, regulations or orders

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                                                                Loan No. 6518370

relating to asbestos, friable asbestos and asbestos containing materials. In the event any asbestos, friable asbestos or asbestos containing material is discovered at the Mortgaged Property, Mortgagor shall obtain a comprehensive asbestos report prepared by a licensed engineer or asbestos consultant acceptable to Mortgagee describing the form, extent, location and condition of such asbestos and recommending methods of removal or abatement. Mortgagor shall promptly comply at its sole cost and expense with the recommendations contained in such report, such compliance to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Mortgagee may incur as a result of or in connection with the assertion against Mortgagee (whether as past or present holder of the Mortgage, as mortgagee in possession, or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence or removal of any asbestos substance referred to in this PARAGRAPH 40, or compliance with any federal, state or local laws, rules, regulations or orders relating thereto. The obligations and liabilities of Mortgagor under this PARAGRAPH 40 shall survive full payment of the Loan, entry of a judgment of foreclosure or the acceptance of a deed in lieu of foreclosure.

          41. BANKRUPTCY OR INSOLVENCY. In the event that Mortgagor or any Guarantor or, if Mortgagor or any Guarantor is a general or limited partnership, any general partner of any such entity (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property or (iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, the entire principal balance of the Note and all obligations under any Guaranty shall become immediately due and payable at the option of Mortgagee without notice to Mortgagor or any Guarantor and Mortgagee may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

          42.  COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS.

               (a) Mortgagee represents and warrants to Mortgagor that, as of the date of this Mortgage and throughout the term of this Mortgage, the source of funds from which

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                                                                Loan No. 6518370

Mortgagee extends this Mortgage is its general account, which is subject to the claims of its general creditors under state law.

               (b) Mortgagor represents and warrants that, as of the date of this Mortgage and throughout the term of this Mortgage, (i) Mortgagor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and (ii) the assets of such Mortgagor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

               (c) Mortgagor represents and warrants to Mortgagee that, as of the date of this Mortgage and throughout the term of this Mortgage (i) Mortgagor is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Mortgagor or any Mortgagor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

               (d) Mortgagor covenants and agrees to deliver to Mortgagee such certifications or other evidence from time to time throughout the term of this Mortgage, as reasonably requested by Mortgagee in its sole discretion, that
(i) Mortgagor is not an "employee benefit plan" or a "governmental plan", (ii) Mortgagor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) one or more of the following circumstances is true:

               (A) Equity interests in Mortgagor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-l01(b)(2);

               (B) Less than 25 percent of all equity interests in such Mortgagor are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2);or

               (C) Mortgagor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
                       Section 2510.3.-101(c)or(e).

               (e) Any of the following shall constitute an Event of Default under this Mortgage, entitling Mortgagee to exercise any and all remedies to which it may be entitled under this Mortgage, and any other Loan Documents (i) the failure of any representation or warranty made by any Mortgagor under this PARAGRAPH 42 to be true and correct in all respects, (ii) the failure of any Mortgagor to provide Mortgagee with the written certifications and evidence referred to in this PARAGRAPH 42 within five (5) days after written notice or
(iii) the consummation by Mortgagor or any one Mortgagor of a transaction which would cause this Mortgage or any exercise of Mortgagee's rights under this Mortgage, or the other Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Mortgagee to liability for violation of ERISA or such state statute.

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                                                                Loan No. 6518370

               (f) Mortgagor shall indemnify Mortgagee and defend and hold Mortgagee harmless from and against all civil penalties, excise taxes, or other loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Mortgagee's sole discretion) that Mortgagee may incur, directly or indirectly, as a result of a default under this PARAGRAPH 42. This indemnity shall survive any termination, satisfaction or foreclosure of this Mortgage.

          43. ASSIGNMENTS. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation at no cost to Mortgagor. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

          44. COOPERATION. Mortgagor acknowledges that Mortgagee and its successors and assigns may (a) sell this Mortgage, the Note and other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Mortgage, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses
(a) through (d) are hereinafter referred to as "SECONDARY MARKET TRANSACTIONS"). Mortgagor shall cooperate in good faith with Mortgagee (aa) in effecting any such Secondary Market Transaction and (bb) to implement all requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require; PROVIDED, HOWEVER, that Mortgagor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan. Mortgagor shall provide such information and documents relating to Mortgagor, Guarantor, if any, the Mortgaged Property, the Leases and the tenants thereunder as Mortgagee may reasonably request in connection with a Secondary Market Transaction. Mortgagee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Mortgagor, the Guarantor, if any, the Mortgaged Property and the tenants under the Leases. Mortgagor acknowledges that certain information regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents.

          45. INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS. Mortgagor hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Mortgagee, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys' fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from

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                                                                Loan No. 6518370

the Non-Recourse Carveout Obligations except to the extent arising from the gross negligence or willful misconduct of Mortgagee.

          This indemnity shall survive any foreclosure of this Mortgage, the taking of a deed in lieu thereof, or any other discharge of the obligations of the Mortgagor hereunder or a transfer of the Mortgaged Property, even if the indebtedness secured hereby is satisfied in full. Mortgagor agrees that the indemnification granted herein may be enforced by Mortgagee without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Mortgaged Property covered by this Mortgage through foreclosure proceedings or otherwise; provided, however, that, subject to PARAGRAPH 46 of this Mortgage, nothing herein contained shall prevent Mortgagee from suing on the Note or foreclosing this Mortgage or from exercising any other rights under the Loan Documents.

          46. EXCULPATION. Notwithstanding anything to the contrary contained herein, but subject to PARAGRAPH 45 hereof, any claim based on or in respect of any liability of Mortgagor under the Note or under this Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property and any other collateral now or hereafter given to secure the Loan and not against any other assets, properties or funds of Mortgagor; PROVIDED, HOWEVER, that the liability of Mortgagor for loss, costs or damage arising out of the matters described below (collectively, "NON-RECOURSE CARVEOUT OBLIGATIONS") shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Mortgagor: (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates to the extent such sums remain collected more than one month in advance of their due dates following an Event of Default, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature to the extent such misapplication continues following an Event of Default, (iv) liability under environmental covenants, conditions and indemnities contained in this Mortgage and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Mortgagor and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property and any sums expended by Mortgagee in the performance of or compliance with the obligations of Mortgagor under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property, (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property, including without limitation liabilities for any loss, cost or damage arising in connection with any subdivision, zoning, setback, parking, access or tax parcel issues occurring or related to any act or omission of Mortgagor in connection with the sale or transfer, or the proposed sale or transfer, of any portion of the Mortgaged Property, or any foreclosure of the Mortgage or related sale of the then entirety of the Mortgaged Property in connection with such foreclosure (and only the then entirety of the Mortgaged Property, it being understood and agreed by Mortgagor and Mortgagee that Mortgagor shall not be liable for any Non-Recourse Carveout Obligations arising under this subsection (vii) to the

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                                                                Loan No. 6518370

extent that the same arise from Mortgagee's election to foreclose or exercise any right of sale with respect to less than the entirety of the Mortgaged Property as is then encumbered by the Mortgage at the time of such sale) in connection therewith, which gives rise to a claim by either GMRI, Inc., Comerica Bank or Max & Erma's Restaurants, Inc. (or any of their respective successors and assigns) under their respective leases of portions of the Mortgaged Property [which leases are dated April 28, 2003, October 3, 2002 (as amended March 31,
2003), and September 19, 2001, respectively], to the effect that -- as a result of such sale or transfer or proposed sale or transfer -- any such tenant or its successor or assign has the right to exercise the right of first refusal granted in such party's lease to purchase the premises demised to it pursuant to such lease (provided, Mortgagor's liability hereunder with respect to the exercise of any right of first refusal by a tenant under the aforementioned leases shall cease, with respect to each such lease, as of the date on which Mortgagee receives a fully-executed subordination, non-disturbance and attornment agreement from the tenant under such lease in form and substance satisfactory to Mortgagee in its sole discretion), (viii) the failure of Mortgagor to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) reasonable attorney's fees, court costs and other expenses incurred by Mortgagee in connection with enforcement of Mortgagor's personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Mortgagee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), llll(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the indebtedness secured by this Mortgage or to require that all of the collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Mortgagee under the Note, this Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by this Mortgage; (y) to impair the right of Mortgagee as Mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any Guarantor under any Guaranty.

          47. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Mortgage, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

          TO MORTGAGEE:

          John Hancock Life Insurance Company
          Real Estate Investment Group
          John Hancock Tower, T-56
          200 Clarendon Street
          Boston, Massachusetts 02116
          Re: Loan No. 6518370

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                                                                Loan No. 6518370

          with a copy concurrently to:

          Quarles & Brady LLP
          500 West Madison Street
          Suite 3700
          Chicago, Illinois 60661
          Attention: Peter A. Sarasek, Esq.

          TO MORTGAGOR:

          Inland Western Lansing Eastwood, L.L.C.
          2901 Butterfield Road
          Oak Brook, Illinois 60523
          Attention: Roberta Matlin, Vice President

          with a copy concurrently to:

          The Inland Real Estate Group, Inc.
          2901 Butterfield Road
          Oak Brook, Illinois 60523
          Attention: Robert H. Baum, Esq., General Counsel

          Unless otherwise specified, notices shall be deemed given as follows:
(i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above.

          48. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) failure of Mortgagee to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, any Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, any Guaranty, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Indebtedness to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

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                                                                Loan No. 6518370

          49. JOINT AND SEVERAL LIABILITY. If there is more than one party comprising Mortgagor, then the obligations and liabilities of each party under this Mortgage shall be joint and several.

          50. SEVERABILITY. If any term, covenant or condition of the Note, any Guaranty or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note, any Guaranty and this Mortgage shall be construed without such provision.

          51. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          52. INDEMNITY AND MORTGAGEE'S COSTS. Mortgagor agrees to pay all costs, including, without limitation, reasonable attorneys' fees and expenses, incurred by Mortgagee in enforcing the terms hereof and/or the terms of any of the other Loan Documents or the Note or any Guaranty, whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Mortgagor agrees to indemnify and hold Mortgagee harmless from any and all liability, loss, damage or expense (including, without limitation, attorneys' fees and disbursements) that Mortgagee incurs hereunder or in connection with the enforcement of any of its rights or remedies hereunder, any action taken by Mortgagee hereunder, or by reason or in defense of any and all claims and demands whatsoever that are asserted against Mortgagee arising out of the Mortgaged Property; and should Mortgagee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Mortgagor immediately without demand, shall be secured by this Mortgage, and shall be a part of the Indebtedness.

          53. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. The word "MORTGAGOR" shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein. The word "MORTGAGEE" shall mean Mortgagee or any subsequent holder of the Note. The word "GUARANTY" shall mean any Guaranty of Payment, Guaranty of Completion, Guaranty of Collection, Environmental Indemnity or any other Guaranty or Indemnity given at any time to or for the benefit of Mortgagee in connection with the Loan. The word "GUARANTOR" shall mean any person giving or making any Guaranty. The word "NOTE" shall mean the Note or any other evidence of indebtedness secured by this Mortgage. The words "LOAN DOCUMENTS" shall mean the Note, this Mortgage, the loan agreement, if any, between Mortgagor and Mortgagee, the security agreement, if any, between Mortgagor and Mortgagee, the assignment of leases and rents, if any, made by Mortgagor to Mortgagee, any reserve agreements between Mortgagor and Mortgagee, any escrow agreements between Mortgagor and Mortgagee, the assignment of contracts, if any, made by Mortgagor to Mortgagee, all Guaranties, if any, made to Mortgagee, any other Mortgage or deed of trust securing the Note and any other agreement, instrument, affidavit or document executed by Mortgagor, any Guarantor or any indemnitor and delivered to Mortgagee in connection with the Loan. The word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. The words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged

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                                                                Loan No. 6518370

Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          54. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or any one Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          55. NO FOREIGN PERSON. Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department Regulations, including temporary regulations.

          56. SEPARATE TAX LOT. The Mortgaged Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Mortgaged Property or any portion thereof.

          57.  RIGHT TO RELEASE ANY PORTION OF THE MORTGAGED PROPERTY.
Mortgagee may release any portion of the Mortgaged Property for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a lien and security interest in the remaining portion of the Mortgaged Property.

          58. SUBROGATION. The Mortgagee shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Loan secured by this Mortgage.

          59. ADMINISTRATIVE FEES. Mortgagee may charge reasonable administrative fees and be reimbursed for all costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing post-closing requests of Mortgagor.

          60. DISCLOSURE. Mortgagor represents and warrants that (a) it has fully disclosed to Mortgagee all facts material to the Mortgaged Property and the operation and tenants thereof, the Mortgagor, the Mortgagor's business operations, any guarantor of Non-Recourse Carveout Obligations, any indemnitor of environmental liabilities, and any other Guarantor and any principal of any of them and the background, creditworthiness, financial condition and business operations of each, (b) to Mortgagor's best knowledge, all material information submitted in connection with this Loan is true, correct and complete, (c) to Mortgagor's best knowledge, the financial and operating statements and other accounting information submitted in connection with the Loan are true, correct, complete, and fairly present the financial condition of

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                                                                Loan No. 6518370

the Mortgagor, Guarantors and Indemnitors and their respective principals and have been prepared consistent with proper accounting standards, and (d) there is no litigation, action, claim, or other proceeding, pending or threatened which might, in any way, materially and/or adversely affect the Applicant, Mortgagor, any Guarantor, any Indemnitor or the principals of any of them, or the Mortgaged Property, Mortgagee's lien thereon, or the financial condition of the Mortgaged Property or any of the aforementioned persons; and a misrepresentation or breach of any representation, warranty or covenant shall be an Event of Default under the Loan Documents.

          61. HEADINGS, ETC.. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          62. ADDRESS OF REAL PROPERTY. The street address of the Real Property is as follows: 3003 Preyde Boulevard, Lansing, Michigan.

          63.  INTENTIONALLY DELETED.

          64. PUBLICITY. Mortgagor agrees that Mortgagee, at its expense, may publicize the financing of the Mortgaged Property in trade and similar publications.

          65. RELATIONSHIP. The relationship of Mortgagee to Mortgagor under this Mortgage is strictly and solely that of lender and borrower and nothing contained in this Mortgage or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than that of lender and borrower.

          66. HOMESTEAD. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

          67. NO THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

          68. COMPLIANCE WITH REGULATION U. Mortgagor represents, warrants and covenants that no part of the proceeds of the Loan will be used for the purpose (whether immediate, incidental or ultimate) of buying or carrying any margin stock within the meaning of Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System of the United States or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose, or for any other purpose which might constitute this Loan a "purpose credit" within the meaning of such Regulation U.

          69. ENTIRE AGREEMENT. This Mortgage, the Note and the other Loan Documents constitute the entire agreement among Mortgagor and Mortgagee with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or

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                                                                Loan No. 6518370

simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

          70. SERVICER. Mortgagee may from time to time appoint a servicer (the "SERVICER") to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Mortgagee and to act as agent of Mortgagee hereunder.

          71. GOVERNING LAW; CONSENT TO JURISDICTION. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH MORTGAGOR'S, ENDORSER'S OR GUARANTOR'S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH MORTGAGOR, ENDORSER OR GUARANTOR. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE NOTE, ANY GUARANTY OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS MORTGAGE, THE NOTE, THE GUARANTY AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, MORTGAGOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH MORTGAGOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH MORTGAGOR, ENDORSER OR GUARANTOR AT 2901 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS 60523.

          72. STATE PROVISIONS. Notwithstanding anything herein to the contrary, the following special state provisions shall be applicable and control and be binding upon Mortgagor:

          (a) WASTE. Mortgagor's failure to pay taxes and/or assessments assessed against the Premises, or any installment thereof, or any insurance premium upon policies covering the Mortgaged Premises or any part thereof, shall constitute waste (although the

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                                                                Loan No. 6518370

meaning of the term "waste" shall not necessarily be limited to the non-payment of those items), as provided by Act No. 236 of the Public Acts of Michigan of 1961, as amended, and shall entitle Mortgagee to all remedies provided therein. Mortgagor further agrees to and does hereby consent to the appointment of a receiver under that statute, in the event that Mortgagee elects to seek a receiver thereunder.

          (b) POWER OF SALE. THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, MAY BE FORECLOSED BY ADVERTISEMENT UNDER THE PROVISIONS OF MCLA 600.3201 (OR ANY SUCCESSOR PROVISION). IN SUCH A FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS PUBLICATION OF A FORECLOSURE NOTICE IN A LOCAL NEWSPAPER AND POSTING OF A COPY OF THE NOTICE UPON THE PROPERTY. IF THIS MORTGAGE IS FORECLOSED BY SUCH A SALE BY ADVERTISEMENT, MORTGAGOR HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND THE LAWS OF THE STATE OF MICHIGAN AND THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA IN CONNECTION WITH SAID FORECLOSURE BY ADVERTISEMENT TO (A) ANY NOTICE OF SALE, EXCEPT AS SET FORTH IN AFORESAID STATUTE, (B) A HEARING PRIOR TO SALE, OR (C) ANY OTHER RIGHT MORTGAGOR MIGHT OTHERWISE HAVE TO REQUIRE A JUDICIAL FORECLOSURE.

          (c) ASSIGNMENT OF RENTS AND LEASES. The following provisions supplement the provisions of this Mortgage with respect to the Assignment of Leases and Rents, including, but not limited to, SECTION 7 of this Mortgage:

               (i) Included Rights and Property. The Mortgaged Premises includes (without limitation upon the description of the Mortgaged Premises in the foregoing provisions of this Mortgage) (aa) all rents, issues, profits, income, proceeds and security deposits in accordance with Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 [MCLA 554.231 ET SEQ.] and to the extent applicable Act No. 228 of the Michigan Public Acts of 1925 [MCLA 554,211 ET SEQ.], and (bb) all or any part of the oil and gas located in, on or under oil and gas properties, and all or any of the rents and profits from oil and gas properties, and the income from the sales of oil and gas produced or to be produced from oil and gas properties (in accordance with Act No. 66 of the Michigan Public Acts of 1956 [MCLA 565.81 ET SEQ.]).

               (ii) Mortgagee's Rights. Mortgagee shall be entitled to all the rights and remedies conferred by MCLA 554.231, ET SEQ., MCLA 554.211, ET SEQ, to the extent applicable, and MCLA 565.81, ET SEQ.

               (iii) Notice of Absolute Assignment. MORTGAGOR ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF RENTS TO MORTGAGEE UNDER THIS MORTGAGE IS AND IS

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                                                                Loan No. 6518370

          INTENDED TO BE AN ABSOLUTE PRESENT ASSIGNMENT OF RENTS PURSUANT TO MCLA 554.231 ET SEQ., MCLA 565.81 ET SEQ., AND TO THE EXTENT APPLICABLE MCLA 554.211 ET SEQ, AS such, upon the occurrence of an Event of Default and after any applicable cure periods, if any, and without any action by Mortgagee, Mortgagor shall have no further right to collect or otherwise receive such Rents, which will be the absolute and sole property of Mortgagee pursuant to those statutes.

               (iv) Waiver of Notice of Exercise. MORTGAGOR HEREBY WAIVES ANY RIGHT TO NOTICE, OTHER THAN SUCH NOTICE AS MAY BE PROVIDED IN ACT 210 OF THE PUBLIC ACTS OF MICHIGAN OF 1953 AND ACT 66 OF THE PUBLIC ACTS OF MICHIGAN OF 1956, EACH AS AMENDED OR SUPERSEDED, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO MORTGAGEE'S EXERCISE OF ITS RIGHTS UNDER THIS MORTGAGE AND/OR THE ASSIGNMENT WITH RESPECT TO THE ASSIGNMENT OF RENTS GRANTED TO MORTGAGEE HEREUNDER OR UNDER THE SEPARATE ASSIGNMENT OF LEASES AND RENTS GRANTED TO MORTGAGEE IN CONNECTION WITH THIS MORTGAGE EXCEPT AS PROVIDED HEREIN.

          (d) RIGHT TO DEEM ALL OF THE MORTGAGED PREMISE AS REAL PROPERTY. IN ANY SALE OF THE MORTGAGED PREMISES MADE PURSUANT TO THIS MORTGAGE, MORTGAGEE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAY ELECT TO DEEM ALL OF THE MORTGAGED PREMISES TO BE REAL PROPERTY FOR PURPOSES THEREOF.

          (e) FUTURE ADVANCE MORTGAGE. This Mortgage is a "Future Advance Mortgage" under MCLA 565.901 ET SEQ. All future advances under the Note, this Mortgage and other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded. Notice is hereby given that the Indebtedness secured hereby may increase as a result of defaults hereunder by Mortgagor, which may include (but are not limited to) unpaid interest or late charges, unpaid taxes, assessments or insurance premiums which Mortgagee elects to advance, defaults under Leases that Mortgagee elects to cure, attorney's fees or costs incurred in enforcing the Loan Documents, or other expenses incurred by Mortgagee in protecting the Mortgaged Premises, the security of this Mortgage or Mortgagee's rights and interests. The unpaid indebtedness (inclusive of all such future advances), together with all accrued but unpaid interest thereon as provided in the Note and this Mortgage, will be paid on the Maturity Date of the Note (if not required to be paid prior to that time by any other provisions of the Note, this Mortgage and/or other Loan Documents).

          (f) POSSESSION. In connection with Mortgagee's right to possession of the Mortgaged Premises, Mortgagor acknowledges that it has been advised that there is a significant body of law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Mortgaged Premises (or of other special

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                                                                Loan No. 6518370

factors) a person in the role of Mortgagor is entitled to remain in possession of the Mortgaged Premises and to enjoy the earnings, revenues, rents, issues, profits and income of the Mortgaged Premises during the pendency of foreclosure proceedings and until the expiration of the redemption period, notwithstanding that this Mortgage expressly provides to the contrary. Mortgagor further acknowledges that it has been advised that Mortgagee considers that the value of the security granted hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Mortgaged Premises and that Mortgagee would not make the loan secured hereby unless it could be assured that it would have the right to take possession of the Mortgaged Premises and manage or control management thereof and enjoy the earnings, revenues, rents, issues, profits and income of the Mortgaged Premises therefrom immediately upon an Event of Default notwithstanding that foreclosure proceedings may not have been instituted or are pending or that the redemption period, if any, may not have expired. Mortgagor hereby knowingly, intelligently and voluntarily waives all rights to possession of the Mortgaged Premises from and after the occurrence of an Event of Default and upon demand for possession by Mortgagee Mortgagor agrees not to assert any objection or defense to Mortgagee's request or to petition to a court for possession, and hereby consents to the appointment of a receiver for the Mortgaged Premises. The rights hereby conferred upon Mortgagee have been agreed upon prior to the occurrence of an Event of Default and the exercise by Mortgagee of these rights shall not be deemed to put Mortgagee in the status of a "mortgagee in possession". Mortgagor acknowledges that this provision is material to this transaction and that Mortgagee would not make the loan secured hereby but for this paragraph.

          (g) MATURITY DATE. The maturity date of the Indebtedness secured hereby is My 1, 2009.

          (h) LAND DIVISION RIGHTS. The Mortgaged Premises shall include all rights to make all divisions, bonus divisions, and re-divisions of the Land which are exempt from platting or subdivision requirements under the Michigan Land Division Act, Act No. 288 of the Michigan Public Acts of 1966 (MCLA 560.101 et seq.).

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                                                                Loan No. 6518370

     IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.


                              MORTGAGOR:

                              INLAND WESTERN LANSING EASTWOOD,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Lansing Eastwood SPE, L.L.C., a
                                  Delaware limited liability company, its Sole
                                  Member


                                  By: Inland Western Retail Real Estate Trust,
                                      Inc., a Maryland corporation, its Sole
                                      Member


                                      By:       /s/ Valerie Medina
                                         ---------------------------------
                                      Name:     Valerie Medina
                                           -------------------------------
                                      Title:    asst. Secretary
                                            ------------------------------


                          [SIGNATURE PAGE TO MORTGAGE]

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                                                                Loan No. 6518370

STATE OF ILLINOIS, County of DuPage ss:

          On this 15th day of June, 2004, before me personally came Valerie Medina, to me known, who, being by me duly sworn, did depose and state s/he is the Asst. Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the Sole Member of Inland Western Lansing Eastwood SPE, L.L.C., a Delaware limited liability company, the Sole Member of Inland Western Lansing Eastwood, L.L.C., a Delaware limited liability company, the limited liability company described in and which executed the above instrument; and that s/he signed his/her name thereto on behalf of said limited liability company.


                                        /s/ Kimberly A Mitchell
                                        ----------------------------------------
                                                      Notary Public

My commission expires:

______________________________

                                                        OFFICIAL SEAL
                                                     KIMBERLY A MITCHELL
                                               NOTARY PUBLIC-STATE OF ILLINOIS
                                               MY COMMISSION EXPIRES: 03-12-07

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                                                                Loan No. 6518370

                                    EXHIBIT A

                               DESCRIPTION OF LAND

Land located in the Township of Lansing, Ingham County, Michigan, and described as follows:

PARCEL A:

That part of the Southwest 1/4 and the Northwest 1/4 of Section 2, Town 4 North, Range 2 West, Lansing Township, Ingham County, Michigan, described as:

Commencing at the West 1/4 corner of Section 2, Town 4 North, Range 2 West; thence South 00 DEG.04'589" West, 680.00 feet along the West line of Section 2 to the centerline of Lake Lansing Road; thence North 89 DEG.47'03" East, 1486.95 feet along the center of Lake Lansing Road; thence North 00 DEG.12'57" West,
50.00 feet to the North right of way of Lake Lansing Road and the point of beginning of the following described parcel; thence North 00 DEG.12'57" West, 1391.72 feet; thence North 89 DEG.47'03" East, 1095.48 feet; thence South 00 DEG.12'57" East, 1391.72 feet to the North right of way line of Lake Lansing Road, 50.00 feet from the centerline; thence South 89 DEG.47'03" West, 1095.48 feet along said right of way to the point of beginning.

Tax Number 33-21-01-02-100-025

PARCEL B:

Easements for the benefit of Parcel A above created in Declaration of Easements, Conditions and Restrictions, dated October 31, 2001 and Recorded in Liber 2925 on Page 978, Ingham County records, over the following parcel of land:

That part of Section 2, Town 4 North, Range 2 West, Lansing Township, Ingham County, Michigan, described as: Beginning at the West 1/4 corner of Section 2, Town 4 North, Range 2 West; thence North 00 DEG.08'12" East 200.00 feet on the West line of Section 2; thence South 89 DEG.53'02" East 454.60 feet; thence North 00 DEG.08'12" East 527.00 feet; thence North S9 DEG.53'02" West 454.60 feet to the West line of Section 2; thence North 00 DEG.08'12" East 842.80 feet on the West line of Section 2; thence South S9 DEG.51'4S" East 462.00 feet; thence North 00 DEG.08'12" East 165.00 feet; thence North 89 DEG.51'4S" West
254.00 feet; thence North 00 DEG.08'12" East 125.00 feet; thence North 89 DEG.51'48" West 208.00 feet to the West line of Section 2; thence North 00 DEG.08'12" East 107.59 feet to a point 603.99 feet, South 00 DEG.08'12" West of the Northwest corner of Section 2, Town 4 North, Range 2 West; thence North 60 DEG.56'23" east 1237.64 feet along the Southeasterly right of way line of an abandoned railroad to the North line of Section 2; thence South 89 DEG.51'00" East 1494.95 feet on the North line of Section 2 to the West right of way of Highway US 127; thence Southeasterly 304.87 feet on a curve to the left along the West right of way line of US 127, said curve having a radius of 7742.44 feet and a long chord of 304.85 feet bearing South 15 DEG.39'23" East to the North-South 1/4 line of Section 2; thence South 00 DEG.19'05" West 956.49 feet to the North-South 1/4 line of Section 2 to the Southwest corner of the Northwest fractional 1/4 of the Northeast fractional 1/4 of Section 2; thence South 89 DEG.52'01"

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                                                                Loan No. 6518370

East, 280.13 feet on the South line of said Northwest fractional 1/4 of the Northeast fractional 1/4 to the West right of way of Highway US-127; thence Southerly along the West right of way of Highway US-127 the following seven courses: South 16 DEG.09'03" East 190.22 feet; South 13 DEG.08'30" East 398.44 feet; South 04 DEG.32'47" East 316.12 feet; South 12 DEG.22'24" West 315.29 feet; South 20 DEG.52'39" West 461.78 feet; South 00 DEG.31'10" East 133.59 feet; and South 44 DEG.57'00" West 247.20 feet to the North right of way of Lake Lansing Road, 50 feet North to the centerline of the road; thence South 89 DEG.47'03" West 312.02 feet on the North right of way of said road, 50 feet North of the centerline; thence South 00 DEG.13'38" East 50.00 feet to the center of Lake Lansing road; thence South 89 DEG.47'03" West 1523.05 feet on the center of Lake Lansing Road; thence North 00 DEG.13'38" East 674.98 feet to the East-West 1/4 line of Section 2; thence North 89 DEG.53'02" West 230.50 feet on said East-West 1/4 line; thence South 00 DEG.13'38" West, 626.31 feet to the North right of way line of Lake Lansing Road, 50 feet North of the centerline; thence South 89 DEG.47'03" West 403.71 feet on said right of way; thence North 00 DEG.04'59" East 183.00 feet; thence South 89 DEG.47'03" West 233.00 feet to the West line of Section 2; thence North 00 DEG.04'59" East 447.00 feet on the West line of Section 2 to the point of beginning.


Property Address: 3003 Preyde Boulevard, Lansing, Michigan

                                       A-2
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                                                                Loan No. 6518370

Prepared By and When
Recorded Return To:
Quarles & Brady LLP
500 West Madison Street
Suite 3700
Chicago, Illinois 60661
Attention: Peter A. Sarasek, Esq.